U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]

                         Pre-Effective Amendment No.         [   ]

                         Post-Effective Amendment No.        [ 6 ]


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

                                  Amendment No.              [ 7 ]

                        (Check appropriate box or boxes)

                        WELLS FAMILY OF REAL ESTATE FUNDS

               (Exact Name of Registrant as Specified in Charter)

                       6200 The Corners Parkway, Suite 250
                             Atlanta, Georgia 30092
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (800) 448-1010

                                Jill W. Maggiore
                          Wells Asset Management, Inc.
                       6200 The Corners Parkway, Suite 250
                             Atlanta, Georgia 30092
                     (Name and Address of Agent for Service)

                                   Copies to:

                                 John F. Splain
                           Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246

It is proposed that this filing will become effective (check appropriate box):


/ X/  immediately upon filing pursuant to paragraph (b)
/  /  on (date) pursuant to paragraph  (b)
/  /  60 days after  filing  pursuant  to  paragraph  (a)(1)
/  /  on (date)  pursuant  to  paragraph  (a)(1)
/  /  75 days  after  filing  pursuant  to paragraph (a)(2)
/  /  on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                      PROSPECTUS

                                                                     May 1, 2002




                        WELLS FAMILY OF REAL ESTATE FUNDS
                      6200 The Corners Parkway, Suite 250
                             Atlanta, Georgia 30092


                            WELLS S&P REIT INDEX FUND
================================================================================
The Wells S&P REIT Index Fund (the "Fund"), a series of the Wells Family of Real Estate Funds, seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite Index by investing in the stocks included in the Index.


Wells Asset Management, Inc. (the "Adviser") serves as the investment manager to the Fund. Rydex Global Advisors manages the Fund's investments under the supervision of the Adviser.


The Fund offers three classes of shares, each with a different combination of sales loads, ongoing fees and other features. The different distribution arrangements permit you to choose the method of purchasing shares that you believe is most beneficial given the amount of your purchase, the length of time you expect to hold the shares and other relevant circumstances.

This Prospectus includes important information about the Wells S&P REIT Index Fund that you should know before investing. You should read this Prospectus and keep it for future reference.


                                TABLE OF CONTENTS
================================================================================
Risk/Return Summary............................................................2
Expense Information............................................................4
Investment Objective, Investment Strategies And Risk Considerations............6
Operation of the Fund..........................................................8
Buying Fund Shares.............................................................9
Redeeming Your Shares.........................................................16
Distribution Plans............................................................17
Dividends and Distributions...................................................18
Taxes.........................................................................18
Calculation of Share Price and Public Offering Price..........................19
Financial Highlights..........................................................20

Customer Privacy Policy.......................................................23

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
================================================================================
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Fund seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite Index (the "S&P REIT Index" or the "Index").

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Normally, at least 95% of the Fund's total assets are invested in the stocks included in the S&P REIT Index. The Fund will invest in stocks represented in the Index in proportions substantially similar to the Index . The Fund is normally invested in all of the stocks which comprise the Index, except when changes are made to the Index itself.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?
The Fund's investment return and net asset value will fluctuate, and when you sell shares you may receive more or less than the amount you paid for them. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is subject to, among other risks:

     MARKET RISK -- Stock prices, including prices of REIT stocks, may decline over short or extended periods. In a declining stock market, stock prices for all REITs may decline, regardless of any one company's prospects. As a result, the Fund may also decline in a declining stock market.

     REAL ESTATE INDUSTRY RISK -- When REIT profits, revenues, or the value of real estate property owned by REITs decline or fail to meet market expectations, REIT stock prices may decline as well. Therefore, the Fund's performance may fluctuate accordingly.

     INTEREST RATE RISK -- Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Since the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.

     INVESTMENT COMPETITION RISK -- REITs compete with other investment opportunities (e.g., general business stocks, bonds, money market instruments, etc.) for investors' dollars. If investors invest in these opportunities instead of REITs, then the Fund may decline in value.

     INDUSTRY CONCENTRATION RISK -- The Fund concentrates its investments in a single industry and could experience larger price fluctuations than funds invested in a broader range of industries.

PERFORMANCE SUMMARY
The bar chart and performance table shown below provide an indication of the risks and variability of investing in the Fund by showing:

     --   how the Fund's performance has changed from year to year, and
     -- how the Fund's average annual returns compare with those of the Index it tracks.


How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

CLASS A PERFORMANCE

[GRAPHIC OMITTED]

                      -6.24%      27.56%       12.63%
                       1999        2000         2001

During the period shown in the bar chart, the highest return for a quarter was 10.64% during the quarter ended June 30, 2001 and the lowest return for a quarter was -8.75% during the quarter ended September 30, 1999.

The impact of taxes and sales loads are not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B and Class C shares differ from that shown above to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2001)

The table below shows how the Fund's average annual returns compare with those of the S&P REIT Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are shown for Class A shares only, and after-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                             One Year      Since Inception*
                                             --------      ----------------
Class A Shares
     Return Before Taxes                         8.11%           1.00%
     Return After Taxes on Distributions         5.60%          -1.32%
     Return After Taxes on Distributions
      and Sale of Fund Shares                    4.87%          -0.46%
S&P REIT Index                                  14.28%           3.55%

Class B Shares
     Return Before Taxes                         6.88%           7.28%
S&P REIT Index                                  14.28%          10.70%

Class C Shares
     Return Before Taxes                        10.78%           8.58%
S&P REIT Index                                  14.28%          10.83%


* The initial public offering of Class A shares commenced on March 2, 1998, the initial public offering of Class B shares commenced on May 7, 1999 and the initial public offering of Class C shares commenced on May 5, 1999.

For purposes of calculating average annual total returns, we assumed:
     --   deduction of the maximum sales charge of 4% for Class A shares, and
     -- deduction of the applicable contingent deferred sales charge for Class B and Class C shares.

EXPENSE INFORMATION
==============================================================================================================
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                    CLASS A         CLASS B         CLASS C
                                                                    SHARES          SHARES          SHARES
                                                                    ------          ------          ------
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price) .........................    4.00%            None            None


Maximum Contingent Deferred Sales Charge (Load)
   (as a percentage of original purchase price,
    or the amount redeemed, whichever is less)..................    None(1)          5.00%(2)        1.00%(3)

Sales Charge (Load) Imposed on Reinvested Dividends.............    None             None            None
Redemption Fee..................................................    None(4)          None(4)         None(4)


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                                    CLASS A         CLASS B         CLASS C
                                                                    SHARES          SHARES          SHARES
                                                                    ------          ------          ------
Management Fees.................................................     .50%            .50%             50%
Distribution (12b-1) Fees.......................................     .25%           1.00%           1.00%


Other Expenses .................................................     .51%            .97%           1.00%
                                                                    ------          ------          ------
Total Annual Fund Operating Expenses*...........................    1.26%           2.47%           2.50%
                                                                    ======          ======          ======

* THE ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 WERE 0.99%, 1.74% AND 1.74%, RESPECTIVELY. THE ADVISER INTENDS TO CONTINUE WAIVING FEES AND REIMBURSING FUND EXPENSES IN ORDER TO MAINTAIN TOTAL ANNUAL FUND OPERATING EXPENSES AT OR BELOW THESE LEVELS. HOWEVER, THIS ARRANGEMENT MAY BE DISCONTINUED AT ANY TIME AT THE OPTION OF THE ADVISER WITH AT LEAST SIX MONTHS' WRITTEN NOTICE TO ALL INVESTORS AND BROKERS, IF THE FEE WAIVER IS CHANGED OR DISCONTINUED.


(1) Purchases at net asset value of amounts totaling $1 million or more would be subject to a contingent deferred sales load of 1.00% if a redemption occurred within one year of purchase and a commission was paid to a participating unaffiliated dealer.

(2) Class B shares pay a 5.00% contingent deferred sales load if shares are redeemed within one year of purchase. The contingent deferred sales load will be incrementally reduced over time. After the sixth year, no contingent deferred sales load will be assessed.

(3) Class C shares pay a 1% contingent deferred sales load if shares are redeemed within one year of purchase.

(4) A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $15. See "Redeeming Your Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                             1 Year        3 Years       5 Years       10 Years
                             ------        -------       -------       --------
         Class A Shares      $ 523        $   784        $1,064         $1,862
         Class B Shares        750          1,070         1,516          2,806
         Class C Shares        353            779         1,331          2,836


You would pay the following expenses if you did not redeem your shares:


                             1 Year        3 Years       5 Years       10 Years
                             ------        -------       -------       --------
         Class A Shares       $ 523         $ 784        $1,064         $1,862
         Class B Shares         250           770         1,316          2,806
         Class C Shares         253           779         1,331          2,836



INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES
AND RISK CONSIDERATIONS
================================================================================

INVESTMENT OBJECTIVE
The Fund seeks to provide investment results corresponding to the performance of the S&P REIT Index by investing in the stocks included in the Index.


PRINCIPAL INVESTMENT STRATEGIES
The Fund attempts to duplicate the investment results of the S&P REIT Index. The Index is made up of approximately 100 stocks which constitute a representative sample of all publicly traded Real Estate Investment Trusts.

The Fund is not actively managed by investment advisers who buy and sell securities based on research and analysis. Instead, the Fund is "passively managed," where the investment advisers attempt to match, as closely as possible, the performance of the target index by either holding all the securities in the index or by holding a representative sample. Indexing appeals to many investors because of its simplicity (indexing is a straightforward market-matching strategy); diversification (indexes generally cover a wide variety of companies); and relative performance predictability (an index fund is expected to move in the same direction -- up or down -- as its target index).

To be included in the Index, a REIT must be traded on a major U.S. stock exchange. As of December 31, 2001, 100 REITs were included in the Index. The Index is rebalanced every calendar quarter as well as each time that a REIT is removed from the Index because of corporate activity such as a merger, acquisition, leveraged buyout, bankruptcy, IRS removal of REIT status, fundamental change in business, or a change in shares outstanding.

WHAT IS A REIT?
A Real Estate Investment Trust ("REIT") is a pooled investment vehicle which invests primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. An equity REIT, which owns properties, generates income from rental and lease properties. Equity REITs also offer the potential for growth as a result of property appreciation and, in addition, occasional capital gains from the sale of appreciated property. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs are designed to strike a balance between equity investments and mortgage backed investments. They will derive their income from the collection of rents, the realization of capital gains from the sale of properties and from the collection of interest payments on outstanding mortgages held within the trust.

Investors buy shares in REITs rather than investing directly in properties because direct ownership of real estate can be costly and difficult to quickly convert into cash. REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than does direct ownership of a handful of properties.

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the purchasers of the Fund or any member of the public regarding the advisability of investing in securities generally, or in the Fund particularly or the ability of the Index to track the market performance of real estate investment trusts. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P REIT Index which is determined, composed and calculated by

S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the purchasers of the Fund into consideration in determining, composing or calculating the REIT Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the shares of the Fund or the timing of the issuance or sale of the shares of the Fund or in the determination or calculation of the equation by which the shares of the Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P REIT INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, PURCHASERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P REIT INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P REIT INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Under normal market conditions, at least 95% of the Fund's total assets will be invested in the stocks included in the S&P REIT Index. The proportion of the Fund's assets invested in each stock held in the Fund's portfolio is substantially similar to the proportion of the Index represented by the stock. For example, if a stock represents 2% of the value of the Index, the Fund invests approximately 2% of its assets in the stock. The Fund will normally be invested in all of the stocks which comprise the S&P REIT Index, except when changes are made to the Index itself. The Index is currently made up of approximately 96% equity REITs, 1% mortgage REITs and 3% hybrid REITs; however, these percentages are subject to change at any time at the discretion of S&P. The Sub-Adviser monitors daily the composition of the Index and makes adjustments to the Fund's portfolio as necessary in order to correlate with the Index.

The Fund will attempt to achieve a correlation between its performance and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions. If the Fund consistently fails to achieve its targeted correlation, the Fund will reassess its investment strategies, cash management policies and expense ratio in an attempt to achieve a correlation of 0.95 or higher.

Money market instruments will typically represent a portion of the Fund's portfolio as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.


INVESTMENT RISKS
There is no assurance that the Fund's investment objective will be met. Generally, if the securities owned by the Fund increase in value, the value of the shares of the Fund which you own will increase. Similarly, if the securities owned by the Fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.

The Fund, though not invested directly in real estate, still is subject to the risks associated with investing in real estate, which include:

     o    possible declines in the value of real estate
     o    risks related to general and local economic conditions
     o    possible lack of availability of mortgage funds
     o    overbuilding
     o    changes in interest rates
     o    environmental problems

Investing in REITs involves certain risks in addition to those risks associated with investing in the real estate industry in general, which include:

     o    dependency upon management skills
     o    limited diversification
     o    the risks of financing projects
     o    heavy cash flow dependency
     o    default by borrowers
     o    self-liquidation
     o possibility of failing to maintain exemptions under the Investment Company Act of 1940
     o in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility

OPERATION OF THE FUND
================================================================================
The Fund is a diversified series of the Wells Family of Real Estate Funds (the "Trust"), an open-end management investment company organized as an Ohio business trust. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

The Trust retains Wells Asset Management, Inc. (the "Adviser"), 6200 The Corners Parkway, Suite 250, Atlanta, Georgia, to provide general investment supervisory services to the Fund and to manage the Fund's business affairs. The controlling shareholder of the Adviser is Leo F. Wells, III. Mr. Wells, through various organizations under his control, has extensive experience in the acquisition, disposition, management, leasing and development of investment real estate. The Fund pays the Adviser a fee at the annual rate of .50% of the average value of its daily net assets.

PADCO Advisors, Inc., d/b/a Rydex Global Advisors (the "Sub-Adviser"), 9601 Blackwell Road, Suite 500, Rockville, Maryland, has been retained by the Adviser to manage the Fund's investments. The Adviser (not the Fund) pays the Sub-Adviser's fee for its services to the Fund. The Sub-Adviser has been managing assets for institutional investors since 1993. The Sub-Adviser has approximately 9 years of experience in managing mutual fund portfolios which correlate to an index.

Wells Investment Securities, Inc. (the "Underwriter"), 6200 The Corners Parkway, Suite 250, Atlanta, Georgia, serves as the primary agent for the distribution of shares of the Fund. The Underwriter is an affiliate of the Adviser by reason of common ownership. Leo F. Wells, III, President and a Trustee of the Trust, is also President and the controlling shareholder of the Underwriter.

BUYING FUND SHARES
================================================================================
You may open an account with the Fund by investing at least the minimum amount required for the type of account you open. You may invest additional amounts in an existing account at any time. Several different account options and minimum investment amounts options are detailed below.

--------------------------------------------------------------------------------
                                 ACCOUNT OPTIONS
Regular Accounts
----------------

Tax-Deferred Retirement Plans
-----------------------------

TRADITIONAL IRA
Assets grow tax-deferred and contributions may be deductible. Withdrawals and distributions are taxable in the year made.

SPOUSAL IRA
An IRA in the name of a non-working spouse by a working spouse.

ROTH IRA
An IRA with tax free growth of assets and distributions, if certain conditions are met. Contributions are not deductible.

IRA stands for "Individual Retirement Account." IRAs are special types of accounts that offer different tax advantages. You should consult your tax professional to help decide which is right for you.

You may also open accounts for:

o    Keogh Plans for self-employed individuals

o Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

o 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

--------------------------------------------------------------------------------

                               MINIMUM INVESTMENT
                                  REQUIREMENTS


                              Initial      Additional
                              -------      ----------
   Regular Accounts           $2,500          None

   Tax-Deferred
   Retirement Plans           $1,000          None

   Automatic Investment
   Plans:

   Regular Accounts           $2,500          $100

   Tax-Deferred
   Retirement Plans           $1,000          $100


Automatic Investment Plans
--------------------------
You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account on either the 15th, the last business day of the month or both. The Fund pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

You may also purchase shares of the Fund through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security checks transferred automatically to purchase shares of the Fund.

--------------------------------------------------------------------------------

OPENING A NEW ACCOUNT. To open an account with us, please follow the steps outlined below.

1. Complete the enclosed Account Application. Be sure to indicate the type of account you wish to open, the amount of money you wish to invest, and which class of shares you wish to purchase. If you do not indicate which class you wish to purchase, we will invest your purchase in Class A shares.

2.   Write a check for your initial investment to "Wells S&P REIT Index Fund."

3. Mail your completed Account Application and your check to the following address:

                            WELLS S&P REIT INDEX FUND
                         C/O ULTIMUS FUND SOLUTIONS, LLC
                                 P.O. BOX 46707
                           CINCINNATI, OHIO 45246-0707

You may also establish an account through your broker-dealer. Since your broker-dealer may charge you fees for his or her services other than those described in this Prospectus, you should ask your broker-dealer about fees before investing.

ADDING TO YOUR ACCOUNT. You may make additional purchases for your account at any time. These purchases may be made by mail, wire transfer or by contacting your broker-dealer (ask your broker-dealer about any fees for his or her services). Additional purchase requests must include your name and account number to ensure proper crediting. Use the address above for additional purchases by mail, and call us c/o our transfer agent, Ultimus Fund Solutions, LLC, at 800-282-1581 for wiring instructions.

OTHER INFORMATION. In connection with all purchases of Fund shares, we observe the following policies and procedures:

     o We price direct purchases based on the next public offering price (net asset value plus any applicable sales load) computed after your order is received. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Transfer Agent by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day.

     o    We do not accept third party checks for any investments.

     o We may open accounts for less than the minimum investment or change minimum investment requirements at any time.

     o We may refuse to accept any purchase request for any reason or no reason.

     o We mail you confirmations of all your purchases or redemptions of Fund shares.

     o    Certificates representing shares are not issued.

     o We may bar excessive traders from purchasing shares. Frequent trades, involving either substantial Fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the Fund and raise its expenses.

     o If your order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

     o There is no fee for purchases made by wire, but we may charge you for this service upon thirty days' prior notice.

The Fund's Account Application contains provisions in favor of the Fund, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.


EXCHANGE PRIVILEGE
Shares of the Fund and shares of the Wells Money Market Account may be exchanged for each other. A sales load may be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

If you make an exchange involving Class B or Class C shares, the amount of time you hold shares of the Wells Money Market Account will not be added to the holding period of your original Fund shares for the purpose of calculating contingent deferred sales charges if you later redeem your investment. However, if you exchange back into your original Class B or Class C shares, the prior holding period of your Class B or Class C shares will be added to your current holding period of Class B or Class C shares in calculating the contingent deferred sales load.

You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt Fund performance. If you exceed that limit, the Fund or the Underwriter, in its sole discretion, may reject any further exchange orders.

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges also may be requested by telephone. If you are unable to execute your exchange by telephone (for example during times of unusual market activity), you should consider requesting your exchange by mail. An exchange will be effected at the next determined net asset value (or offering price if a sales load is applicable) after receipt of a request by the Transfer Agent.

Exchanges may only be made for shares then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of Fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a copy of the prospectus for the Wells Money Market Account.


CHOOSING A SHARE CLASS
The Fund offers three classes of shares: Class A shares, Class B shares and Class C shares. These Classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in sales loads and expenses to which they are subject. Before choosing a Class, you should consider the following factors, as well as any other relevant facts and circumstances:

The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. You should consider Class A shares if you prefer to pay an initial sales load. If you qualify for reduced sales loads by investing over $50,000, you may find Class A shares particularly attractive because Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales load so the entire purchase price is immediately invested in the Fund, but are subject to higher ongoing expenses than Class A shares. Due to the fact that the entire amount of the purchase price of Class B and Class C shares are immediately invested, any investment return on these investments may partially or wholly offset the higher annual expenses. The Fund's future return cannot be predicted, however, and there can be no assurance that this would be the case.

Finally, you should consider the effect of contingent deferred sales loads and any conversion rights of each Class in the context of your investment timeline. For example, Class C shares are subject to a significantly lower contingent deferred sales load upon redemption than Class B shares, however, unlike Class B shares, they do not convert to Class A shares after a stated period of time. Class C shares, therefore, are subject to a 1.00% annual 12b-1 fee for an indefinite period of time, while Class B shares will convert to Class A shares after approximately eight years and will be subject to only a .25% annual 12b-1 fee. Thus, Class B shares may be more attractive than Class C shares if you have a longer term investment outlook. On the other hand, if you are unsure of the length of time you intend to invest or the conversion feature is not attractive to you, you may wish to elect Class C shares.

Set forth below is a chart comparing the sales loads, 12b-1 fees and conversion options applicable to each Class of shares:

                                                                                   CONVERSION
CLASS         SALES LOAD                                      12B-1 FEE             FEATURE
--------------------------------------------------------------------------------------------------------------
A             Maximum 4.00% initial sales load,               0.25%                 None
              reduced for purchases of $50,000 and
              over; shares sold without an initial sales
              load may be subject to a 1.00% contingent
              deferred sales load during first year

--------------------------------------------------------------------------------------------------------------
B             Maximum 5.00% contingent deferred               1.00%                 Class B shares will
              sales load during the first year,                                     automatically convert to
              decreasing to 0 after six years                                       Class A shares after
                                                                                    approximately eight years

--------------------------------------------------------------------------------------------------------------
C             1.00% contingent deferred                       1.00%                 None
              sales load during first year

--------------------------------------------------------------------------------------------------------------

If you are investing $1 million or more, it is generally more beneficial for you to buy Class A Shares because there is no front-end sales load and the annual expenses are lower. Therefore, any purchase of $1 million or more is automatically invested in Class A Shares.



                                 CLASS A SHARES

Class A shares are sold at net asset value (NAV) plus an initial sales load. In some cases, reduced initial sales loads for the purchase of Class A shares may be available, as described below. Investments of $1 million or more are not subject to a sales load at the time of purchase but may be subject to a contingent deferred sales load of 1.00% on redemptions made within one year after purchase if a commission was paid by the Underwriter to a participating unaffiliated broker. Class A shares are also subject to an annual 12b-1 fee of up to .25% of the Fund's average daily net assets allocable to Class A shares.

The following table illustrates the sales load breakpoints for the purchase of Class A shares:

                                                Sales Load as % of:          Dealer
                                                -------------------        Reallowance
                                                 Public        Net           as % of
                                                Offering      Amount          Public
Amount of Investment                             Price       Invested     Offering Price
--------------------                             -----       --------     --------------
Less than $50,000                                 4.00%        4.17 %          3.50%
$50,000 but less than $100,000                    3.50         3.63            3.00
$100,000 but less than $250,000                   3.00         3.09            2.50
$250,000 but less than $500,000                   2.50         2.56            2.00
$500,000 but less than $1,000,000                 2.00         2.04            1.50
$1,000,000 or more                                None         None            None


For initial purchases of Class A shares of the Fund of $1 million or more and subsequent purchases further increasing the size of the account, a dealer's commission (equal to 1.00% of such purchases from $1 million to $5 million, .50% of such purchases from $5 million to $50 million and .25% of such purchases in excess of $50 million) may be paid by the Underwriter to participating unaffiliated brokers through whom such purchases are effected. No commission will be paid if the purchase represents the reinvestment of a redemption from the Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a contingent deferred sales load if the broker's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Load for Certain Purchases of Class A Shares" below.

Under certain circumstances, the Underwriter may increase or decrease the reallowance to brokers. The Underwriter receives that portion of the initial sales load which is not reallowed to the brokers who sell shares of the Fund. The Underwriter retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

REDUCED SALES LOAD. You may use the Right of Accumulation to combine the cost or current NAV (whichever is higher) of your existing Class A shares of the Fund with the amount of any current purchases in order to take advantage of the reduced sales loads set forth in the table above. Purchases made pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. You should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

PURCHASES AT NET ASSET VALUE. Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may purchase Class A shares of the Fund at NAV. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at NAV. Federal and state credit unions may also purchase Class A shares at NAV.

In addition, Class A shares of the Fund may be purchased at NAV by broker-dealers who have a sales agreement with the Underwriter and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.


Clients of investment advisers, financial planners and other financial intermediaries may also purchase Class A shares at NAV if their investment adviser, financial planner or financial intermediary has made arrangements with the Underwriter permitting them to do so. The investment adviser, financial planner or financial intermediary must notify the Fund that an investment qualifies as a purchase at NAV.

Trustees, directors, officers and employees of the Trust, the Adviser, the Sub-Adviser, the Underwriter or the Transfer Agent, including members of the immediate families of such individuals and employee benefit plans established by such entities, may also purchase Class A shares of the Fund at NAV.

CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Underwriter and the shares are redeemed within one year from the date of purchase. The contingent deferred sales load will be paid to the Underwriter and will be equal to the commission percentage paid at the time of purchase (either 1.00%, .50% or .25% depending on the amount of purchase) as applied to the NAV at the time of purchase of the Class A shares being redeemed. If a purchase of Class A shares is subject to the contingent deferred sales load, you will be so notified on the confirmation you receive for such purchase. Class A shares of the Fund held for at least one year will not be subject to the contingent deferred sales load.


                                 CLASS B SHARES

Class B shares are sold at NAV without an initial sales load so that the full amount of your purchase payment may be immediately invested in the Fund. A contingent deferred sales load will be imposed on redemptions of Class B shares that take place within six years of the purchase date. The contingent deferred sales load will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the NAV at the time of purchase of the Class B shares being redeemed. The size of this sales load will depend on how long you have held your shares, as set forth in the following table:

                                                    CDSL as a
      Year Since Purchase                         Percentage of
      Payment Made                               Amount Redeemed
      -------------------                        ---------------
      First                                           5.00%
      Second                                          4.00%
      Third                                           3.00%
      Fourth                                          3.00%
      Fifth                                           2.00%
      Sixth                                           1.00%
      Seventh and thereafter                          None

Class B shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund's average daily net assets allocable to Class B shares. The Underwriter intends to pay a commission of 4.00% of the purchase amount to your broker at the time you purchase Class B shares.

CONVERSION TO CLASS A SHARES. Class B shares will convert automatically to Class A shares, based on the relative NAVs of the shares of the two Classes on the conversion date, approximately eight (8) years after the date of your original purchase of those shares. Class B shares you have acquired through automatic reinvestment of dividends and distributions will be converted in proportion to the total number of Class B shares you have purchased and own.

                                 CLASS C SHARES

Class C shares are sold at NAV without an initial sales load so that the full amount of your purchase payment may be immediately invested in the Fund. A contingent deferred sales load of 1.00% will be imposed on redemptions of Class C shares made within one year of their purchase. The contingent deferred sales load will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the NAV at the time of purchase of the Class C shares being redeemed. A contingent deferred sales load will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund's average daily net assets allocable to Class C shares. The Underwriter intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.


ADDITIONAL INFORMATION ON THE CONTINGENT DEFERRED SALES LOAD


The contingent deferred sales load is waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue
Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Underwriter may require documentation prior to waiver of the load, including death certificates, physicians' certificates, etc. The contingent deferred sales load is also waived for shareholders systematically redeeming Fund shares under the automatic withdrawal plan (see "Redeeming Your Shares"). In order to qualify for this waiver, the total annual redemptions under the plan may not exceed 15% of the initial value of the Fund shares when the plan is established.


All sales loads imposed on redemptions are paid to the Underwriter. In determining whether the contingent deferred sales load is payable under each Class of shares, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

The following example will illustrate the operation of the contingent deferred sales load. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 5.00%, the contingent deferred sales load would be $200. At the rate of 1.00%, the contingent deferred sales load would be $40. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class B shares in your account are aggregated and the purchase payments made for all Class C shares in your account are aggregated.

REDEEMING YOUR SHARES
================================================================================
To redeem your shares, send a written request to us c/o our Transfer Agent, with your name, account number and the amount you wish to redeem. You must sign your request exactly as your name appears on the Fund's account records. Mail your written redemption request to:
                            WELLS S&P REIT INDEX FUND
                         C/O ULTIMUS FUND SOLUTIONS, LLC
                                 P.O. BOX 46707
                           CINCINNATI, OHIO 45246-0707

If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction, contact the Transfer Agent for more information.

We redeem shares based on the current NAV on the day we receive a valid request for redemption, less any contingent deferred sales load due on the redeemed shares. Be sure to review "Buying Fund Shares" above to determine whether your redemption is subject to a contingent deferred sales load.

You may also place a wire redemption request through your broker-dealer to redeem your shares. The broker-dealer is responsible for ensuring that redemption requests are transmitted to us in proper form in a timely manner. The broker-dealer may charge you additional or different fees for redeeming shares than those described in this Prospectus. If you request a redemption by wire, you will be charged a $15 processing fee. We reserve the right to change the processing fee upon thirty days' notice. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the address designated on your account.

A SIGNATURE GUARANTEE is required for any redemption which is $50,000 or more, which is mailed to an address other than your address of record or if your name(s) or address on your account has been changed within thirty days.

--------------------------------------------------------------------------------
A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us with any questions to ensure that your signature guarantee will be processed.
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT ACCOUNTS AND REDEMPTIONS
SMALL ACCOUNTS. Due to the high costs of maintaining small accounts, we may ask that you increase your account balance if your account falls below $2,500 (or $1,000 for a retirement account). If the account remains under $2,500 (or $1,000 for a retirement account) thirty days after we notify you, we may close your account and send you the proceeds, less any applicable sales load.

AUTOMATIC WITHDRAWAL PLAN. If your account's value is at least $5,000, you may be eligible for our automatic withdrawal plan that allows you to withdraw a fixed amount from your account each month, quarter or year. Under the plan, we send the proceeds either to you or to another person you designate. Each withdrawal must be $50 or more, and you should note that a withdrawal involves a redemption of shares that may result in a gain or loss for federal income tax purposes. Please contact us for more information about the automatic withdrawal plan.

REINVESTMENT PRIVILEGE. If you have redeemed shares of the Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within ninety days of the redemption and the privilege may only be exercised once per year.

OTHER INFORMATION. In connection with all redemptions of Fund shares, we observe the following policies and procedures:

     o We may refuse any redemption request involving recently purchased shares until your check for the recently purchased shares has cleared. To eliminate this delay, you may purchase shares of the Fund by certified check or by wire transfer from your bank.

     o We may delay mailing redemption proceeds for up to seven days (most redemption proceeds are mailed within three days after receipt of a request).

     o We may process any redemption request that exceeds $250,000 or 1% of the Fund's assets (whichever is less) by paying the redemption proceeds in portfolio securities rather than cash (typically referred to as a "redemption in kind"). See the Statement of Additional Information for further information.

DISTRIBUTION PLANS
================================================================================
Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted plans of distribution under which each of its three Classes of shares may directly incur or reimburse the Underwriter for certain expenses related to the distribution of its shares, including payments to securities dealers and other persons, including the Underwriter and its affiliates, who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of each of the respective Classes.


The annual limitation for payment of expenses pursuant to the Class A Plan is ..25% of the Fund's average daily net assets allocable to Class A shares. The annual limitation for payment of expenses pursuant to the Class B Plan and the Class C Plan is 1.00% of the Fund's average daily net assets allocable to Class B shares and Class C shares, respectively. The payments permitted by the Class B Plan and the Class C Plan fall into two categories. First, the Class B shares and the Class C shares may each directly incur or reimburse the Underwriter in an amount not to exceed .75% per year of the Fund's average daily net assets allocable to Class B shares and Class C shares for certain distribution-related expenses as described above. The Class B Plan and Class C Plan also provide for the payment of an account maintenance fee of up to .25% per year of the Fund's average daily net assets allocable to Class B shares and Class C shares, which may be paid to dealers based on the average value of Fund shares owned by clients of such dealers. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales loads. In the event a Plan is terminated by the Trust in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Underwriter may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class B and Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

DIVIDENDS AND DISTRIBUTIONS
================================================================================
The Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

You should indicate your choice of option on your application. If no option is selected, distributions will automatically be reinvested in additional shares of the Fund (see "Share Option" below). All distributions will be based on the NAV in effect on the payable date.

--------------------------------------------------------------------------------
 Distributions are paid according to the following options:

     SHARE OPTION  -      income  distributions  and  capital gains
                          distributions reinvested in additional shares without a sales load.

     INCOME OPTION -      income  distributions  and short-term
                          capital  gains   distributions  paid  in  cash;
                          long-term    capital    gains     distributions
                          reinvested in additional shares without
                          a sales load.

     CASH OPTION   -      income distributions and capital gains
                          distributions paid in cash.
--------------------------------------------------------------------------------

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current NAV and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

An investor who has received any dividend or capital gains distribution from the Fund in cash may return the distribution to the Transfer Agent within thirty days of the distribution date for reinvestment at the NAV next determined after its return. The investor or his dealer must notify the Transfer Agent that a distribution is being reinvested pursuant to this provision.


TAXES
================================================================================

The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders.

Distributions of net investment income and net realized short-term capital gains, if any, are taxable to investors as ordinary income. Distributions from the Fund are not eligible for the dividends received deduction available to corporations. A portion of the Fund's distributions may be classified as a return of capital, which portion is generally not taxable to you.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains, without regard to how long you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions and exchanges of shares of the Fund are taxable events on which you may realize a gain or loss.

The Fund will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. Because REITs cannot provide complete information about the taxability of their distributions until after the end of the calendar year, the Trust plans to ask the Internal Revenue Service each year for an extension of time to issue Forms 1099-DIV ("1099s") for the Fund. If this request is approved, we expect to mail 1099s to Fund shareholders in non-retirement plan accounts prior to March 1 of each year. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.


CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
================================================================================

On each day that the Fund is open for business, the public offering price (NAV plus any applicable sales load) of each Class of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Fund is open for business on each day the New York Stock Exchange is open for business. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.


The Fund's portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The NAV per share of the Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

CLASS A
                                                  Per Share Data for a Share Outstanding Throughout Each Period
================================================================================================================
                                                           YEAR           YEAR          YEAR         PERIOD
                                                           ENDED         ENDED         ENDED          ENDED
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                           2001           2000          1999         1998 (A)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ...........   $     8.14     $     6.80     $     7.75     $    10.00
                                                     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income .........................         0.37           0.37           0.38           0.26
   Net realized and unrealized gains
    (losses) on investments ......................         0.63           1.45          (0.85)         (2.20)
                                                     ----------     ----------     ----------     ----------
Total from investment operations .................         1.00           1.82          (0.47)         (1.94)
                                                     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net investment income ..........        (0.37)         (0.37)         (0.38)         (0.26)
   Return of capital .............................        (0.14)         (0.11)         (0.10)         (0.05)
                                                     ----------     ----------     ----------     ----------
Total distributions ..............................        (0.51)         (0.48)         (0.48)         (0.31)
                                                     ----------     ----------     ----------     ----------

Net asset value at end of period .................   $     8.63     $     8.14     $     6.80     $     7.75
                                                     ==========     ==========     ==========     ==========


Total return(B) ..................................        12.63%         27.56%         (6.24%)      (19.62%)(D)
                                                     ==========     ==========     ==========     ==========

Net assets at end of period (000's) ..............   $   74,470     $   46,759     $   19,281     $   11,986
                                                     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets(C) ...         0.99%          0.98%          0.99%         0.99%(E)

Ratio of net investment income to average net assets       4.61%          5.43%          5.58%         5.33%(E)

Portfolio turnover rate ..........................            5%             9%            17%            9%(E)


(A) Represents the period from the initial public offering of Class A shares (March 2, 1998) through December 31, 1998.

(B)  Total returns shown exclude the effect of applicable sales loads.


(C) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.26%, 1.44%, 2.11% and 3.30%(E) for the periods ended December 31, 2001, 2000, 1999 and 1998, respectively.


(D)  Not annualized.
(E)  Annualized.


CLASS B
                                              PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
============================================================================================================

                                                                 YEAR            YEAR          PERIOD
                                                                 ENDED           ENDED          ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                 2001            2000           1999(A)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ................    $     8.24         $    6.88      $    8.16
                                                           ----------         ---------      ---------

Income (loss) from investment operations:
   Net investment income ..............................          0.30              0.32           0.17
   Net realized and unrealized gains
    (losses) on investments ...........................          0.66              1.46          (1.20)
                                                           ----------         ---------      ---------
Total from investment operations ......................          0.96              1.78          (1.03)
                                                           ----------         ---------      ---------

Less distributions:
   Dividends from net investment income ...............         (0.30)            (0.32)         (0.17)
   Return of capital ..................................         (0.15)            (0.10)         (0.08)
                                                           ----------         ---------      ---------
Total distributions ...................................         (0.45)            (0.42)         (0.25)
                                                           ----------         ---------      ---------

Net asset value at end of period ......................    $     8.75         $    8.24      $    6.88
                                                           ==========         =========      =========

Total return(B) .......................................         11.88%            26.48%        (12.73%)(D)
                                                           ==========         =========      =========


Net assets at end of period (000's) ...................    $   12,708         $   6,718      $   1,306
                                                           ==========         =========      =========

Ratio of net expenses to average net assets(C) ........          1.74%             1.69%          1.72%(E)

Ratio of net investment income to average net assets ..          3.86%             4.72%          5.77%(E)

Portfolio turnover rate ...............................             5%                9%            17%(E)


(A) Represents the period from the initial public offering of Class B shares (May 7, 1999) through December 31, 1999.

(B)  Total returns shown exclude the effect of applicable sales loads.


(C) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.01%, 2.26% and 3.28%(E) for the periods ended December 31, 2001, 2000 and 1999, respectively.


(D)  Not annualized.

(E)  Annualized.

CLASS C
                                              PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
============================================================================================================

                                                                 YEAR             YEAR         PERIOD
                                                                 ENDED            ENDED         ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                 2001             2000          1999(A)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ................    $     8.22         $    6.86      $    8.09
                                                           ----------         ---------      ---------

Income (loss) from investment operations:
   Net investment income ..............................          0.30              0.32           0.20
   Net realized and unrealized gains
    (losses) on investments............................          0.65              1.46          (1.17)
                                                           ----------         ---------      ---------
Total from investment operations ......................          0.95              1.78          (0.97)
                                                           ----------         ---------      ---------

Less distributions:
   Dividends from net investment income ...............         (0.30)            (0.32)         (0.20)
   Return of capital ..................................         (0.15)            (0.10)         (0.06)
                                                           ----------         ---------      ---------
Total distributions ...................................         (0.45)            (0.42)         (0.26)
                                                           ----------         ---------      ---------

Net asset value at end of period ......................    $     8.72         $    8.22      $    6.86
                                                           ==========         =========      =========

Total return(B) .......................................         11.78%            26.63%        (12.06%)(D)
                                                           ==========         =========      =========

Net assets at end of period (000's) ...................    $    9,339         $   4,121      $   1,275
                                                           ==========         =========      =========

Ratio of net expenses to average net assets(C) ........          1.74%             1.68%          1.73%(E)

Ratio of net investment income to average net assets ..          3.86%             4.73%          5.59%(E)

Portfolio turnover rate ...............................             5%                9%            17%(E)


(A) Represents the period from the initial public offering of Class C shares (May 5, 1999) through December 31, 1999.

(B)  Total returns shown exclude the effect of applicable sales loads.


(C) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.01% 2.29% and 2.49%(E) for the periods ended December 31, 2001, 2000 and 1999, respectively.


(D)  Not annualized.

(E)  Annualized.

================================================================================

                            CUSTOMER PRIVACY POLICY
================================================================================
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

 o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

 o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

 o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Wells Family of Real Estate Funds (the "Trust"), Wells Asset Management, Inc., the Trust's investment adviser, and Wells Investment Securities, Inc., the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-800-282-1581   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================

================================================================================

WELLS S&P REIT INDEX FUND
6200 The Corners Parkway, Suite 250
Atlanta, Georgia  30092

BOARD OF TRUSTEES
Leo F. Wells III          William H. Keogler
John L. Bell              Donald S. Moss
Richard W. Carpenter      Walter W. Sessoms
Bud Carter                Neil H. Strickland

INVESTMENT ADVISER
Wells Asset Management, Inc.
6200 The Corners Parkway, Suite 250
Atlanta, Georgia 30092

SUB-ADVISER                                         WELLS S&P REIT
Rydex Global Advisors                               INDEX FUND
9601 Blackwell Road, Suite 500
Rockville, Maryland 20850
                                                    PROSPECTUS

                                                    MAY 1, 2002

UNDERWRITER
Wells Investment Securities, Inc.
6200 The Corners Parkway, Suite 250
Atlanta, Georgia 30092

INDEPENDENT AUDITORS
Arthur Andersen LLP
720 East Pete Rose Way, Suite 400
Cincinnati, Ohio 45202                                       [GRAPHIC OMITTED]

TRANSFER AGENT                        These securities have not been approved by
Ultimus Fund Solutions, LLC           the Securities and Exchange Commission nor
P.O. Box 46707                        has the Securities and Exchange Commission
Cincinnati, Ohio 45246-0707           passed  upon  the  accuracy or adequacy of
                                      this Prospectus. Any representation to the
SHAREHOLDER SERVICE                   contrary is a criminal offense.
Nationwide: (Toll-Free) 800-282-1581

Additional information about the Fund is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-282-1581.

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. File No. 811-8355

================================================================================

-----------------------------------------------
ACCOUNT APPLICATION

DO NOT USE THIS APPLICATION TO ESTABLISH A FUND
INDIVIDUAL RETIREMENT ACCOUNT.
PLEASE   PRINT   CLEARLY   ALL   ITEMS   EXCEPT            W E L L S
SIGNATURE.                                                   S & P        [LOGO]
TO  AVOID  HAVING  YOUR  APPLICATION  RETURNED,         REIT INDEX FUND
PLEASE BE SURE TO COMPLETE STEPS 1, 2 & 7.
RETURN COMPLETED FORM WITH PAYMENT TO THE FUND:
    P.O. BOX 46707, CINCINNATI, OHIO 45246-0707
FOR ASSISTANCE WITH OTHER FORMS, PLEASE CALL US
AT 1-800-282-1581.
-----------------------------------------------
================================================================================

--------------------------------------------------------------------------------
STEP 1: ACCOUNT REGISTRATION
--------------------------------------------------------------------------------

1A.  CHECK ONE

|_|  INDIVIDUAL

     ___________________________________________________________________________
                         Owner's Name (as you want it to appear)

|_|  JOINT ACCOUNT (CANNOT BE A MINOR)
     Joint owners have rights of survivorship, unless state laws regarding community property apply.

     ___________________________________________________________________________
                           Joint Owner's Name (if applicable)

OCCUPATION _____________________________________________________________________

EMPLOYER NAME / ADDRESS ________________________________________________________

CITIZENSHIP:
|_| U.S. Citizen    |_| Other __________________________________
                              Specify Country (if non-resident alien,
                              please provide W-8)

Are you an associated person of an NASD member? |_| Yes |_| No

OR

|_|  TRUST, CORPORATION, PARTNERSHIP OR OTHER ENTITY
     Please attach a copy of the appropriate bylaws, resolutions or trust documents establishing authority to open this account

     ___________________________________________________________________________
                 Name of Trust, Corporation, Partnership or other Entity

     If a Trust ____________________________________________________ ___________
                     Name of Trustee(s) or Authorized Individual     Trust Date

OR

|_|  GIFT/TRANSFER TO A MINOR (UGMA/UTMA)

     ________________________________________________________ as a custodian for
              Custodian's Name (only one permitted)

     _____________________________________________ under the ________ UGMA/UTMA.
            Minor's Name (only one permitted)                  State

     Minor's date of birth _____________________________________________________

1B.  TAXPAYER IDENTIFICATION NUMBER

                    ___ ___ ___ - ___ ___ - ___ ___ ___ ___
     Owner's Social Security ID Number (use Minor's SSN for Custodial account)

                    ___ ___ ___ - ___ ___ - ___ ___ ___ ___
                    Joint Owner's Social Security ID Number

1C.  MAILING ADDRESS AND TELEPHONE NUMBER

     ___________________________________________________________________________
     Number and Street or P.O. Box

     ______________________________________  __________________  _______________
     City                                    State               Zip

     ( ______ ) ___________________________ ( ______ ) _________________________
     Daytime Telephone                      Evening Telephone

--------------------------------------------------------------------------------
STEP 2: FUND SELECTION AND INITIAL INVESTMENT
--------------------------------------------------------------------------------

2A.  Indicate the amount for each share class selected. Please enclose one check
     for  the  total  amount  of  your   investment.($2,500   min.;  $1,000  for
     tax-deferred retirement plans)

                                                 AMOUNT
Wells S&P Reit Index          Class A        $____________
                              Class B        $____________
                              Class C        $____________
Wells Money Market Account                   $____________

2B.  RIGHTS OF ACCUMULATION Please see prospectus for details.

|_| My combined holdings in the Wells S&P Reit Index Fund Class A Shares may entitle me to a reduced sales charge. Applicable shareholder account numbers are:

Account # ___________________ Account # ___________________
Account # ___________________ Account # ___________________

2C. LETTER OF INTENT You may qualify for reduced sales charges if you plan to make additional investments within a 13-month period. Please see prospectus for qualifications.

|_| I agree to the terms of the Letter of Intent set forth in the prospectus. Although I am not obligated to do so, it is my intention to invest over a 13-month period in Class A Shares of Wells S&P Reit Index Fund an aggregate amount at least equal to that which is checked below.

|_| $50,000 |_| $100,000 |_| $250,000 |_| $500,000 |_| $1,000,000

2D.  SALES CHARGE WAIVER See current prospectus for eligibility requirements.

|_| Check if eligible for waiver and indicate investor category:
     ___________________________________________________________________________

--------------------------------------------------------------------------------
STEP 3: DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS
--------------------------------------------------------------------------------

YOUR DIVIDENDS AND CAPITAL GAINS WILL BE AUTOMATICALLY REINVESTED INTO YOUR ACCOUNT UNLESS YOU INDICATE OTHERWISE BELOW.

|_| INCOME OPTION: Please distribute all income and short-term capital gains in cash, and reinvest my long-term capital gains in additional shares of the Fund

|_| CASH OPTION 1: Please distribute all income and capital gains in cash by check.

|_| CASH OPTION 2: Please distribute all income and capital gains in cash directly to the bank account identified in Step 6.

--------------------------------------------------------------------------------
STEP 4: DUPLICATE STATEMENTS AND CONFIRMATIONS
--------------------------------------------------------------------------------

Please send duplicate statements and confirmations to an address other than that listed in Section 1C (optional):

     ___________________________________________________________________________
     Name

     ___________________________________________________________________________
     Company Name

     ___________________________________________________________________________
     Street Address

     ______________________________________  __________________  _______________
     City                                    State               Zip

--------------------------------------------------------------------------------
STEP 5: ACCOUNT SERVICE OPTIONS
--------------------------------------------------------------------------------

5A.  PURCHASE OPTIONS

AUTOMATIC INVESTMENT PLAN*    |_| Yes   |_| No

     Permits you to automatically invest in your Fund account through your bank account (You must complete Step 6.) Please indicate the amount and interval (monthly on the 15th, the last day of each month or both.) Minimum balance of $2,500 is required with $100 minimum for each monthly investment.

PLEASE MAKE MY AUTOMATIC INVESTMENT ON:
     |_|  the last business day of each month
     |_|  the 15th day of each month
     |_|  both the 15th and last business day

AMOUNT $ ________________________________________________

CHECK ONE INTERVAL: |_| Monthly |_| Bi-Monthly

* This plan involves continuous investment, regardless of share price levels, and does not assure a profit or protect against a loss in declining markets.

5B.  REDEMPTION OPTION

BY ELECTRONIC TRANSFER (to your bank account) |_| Yes |_| Decline

     If yes, you must complete bank information in Step 6 and select method of transfer.

|_|  (ACH) Automated Clearing House or |_| WIRE

5C.  SYSTEMATIC WITHDRAWAL PLAN |_| Yes |_| No

     Note: Account balance must be $5,000 or more to use this option. Minimum amount of withdrawal $50 per transaction. See prospectus for details.

AMOUNT $ _______________________________________________

START MONTH ______________________________________________

CHECK ONE INTERVAL: |_| Monthly |_| Quarterly |_| Annually

SYSTEMATIC WITHDRAWAL PLAN PAYMENT METHOD OPTIONS:

|_|  By check to address of record

|_|  ACH (2-3 day free service to pay instructions in Step 6)

|_|  Wire (Receiving bank may charge incoming wire fee)

--------------------------------------------------------------------------------
STEP 6: ELECTRONIC FUNDS TRANSFER INSTRUCTIONS
--------------------------------------------------------------------------------

ATTACH YOUR VOIDED CHECK HERE WE CANNOT ESTABLISH THESE SERVICES WITHOUT IT.

By attaching a voided check or deposit slip below and signing Step 7 I authorize credits/debits to/from this bank account in conjunction with the account options selected. I understand for the selected options involving wire transactions, my bank may charge me wire fees. I agree that the Fund and its agents may make additional attempts to debit/credit my account if the initial attempt fails and that I will be liable for any associated costs. All account options selected shall become part of the terms, representations and conditions of this application.

     ___________________________________________________________________________
          Signature(s) of depositor (if different from signature in Step 7)

     ___________________________________________________________________________
                      Signature of designated Co-Bank Account Owner

THIS IS A:
|_| checking account |_| savings account

--------------------------------------------------------------------------------
STEP 7: SIGNATURES AND CERTIFICATIONS
--------------------------------------------------------------------------------

BY SIGNING BELOW, I CERTIFY THAT:

o I have received and read the current prospectus of the Wells S&P Reit Index Fund ( the "Fund Company") in which I am investing. I certify that I have the authority and legal capacity to make this purchase in this account, and that I am of legal age in my state of residence.

o I agree to read the prospectus for any Fund into which I request an exchange. I understand that the terms, representations and conditions in this application and the prospectus as amended from time to time, will apply to this account and any account established at a later date.

o I authorize the Fund Company and its agents to act upon instructions (by phone, in writing or other means) believed to be genuine and in accordance with procedures described in the prospectus for this account or any account into which exchanges are made. I authorize the registered representative assigned to my account to have access to my account and to act on my behalf with respect to my account. I agree that neither the Fund Company nor any of its agents will be liable for any loss, cost or expense for acting on such instructions.

o The Fund Company can redeem shares from my account(s) to reimburse for any loss due to non-payment or other indebtedness.

UNDER PENALTY OF PERJURY, I CERTIFY THAt:
1.   I am a U.S. person (including a U.S. resident alien).
2.   The Taxpayer Identification Number shown on this application is correct.
3. I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends.

CROSS OUT ITEM 3 IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING.

THE INTERNAL  REVENUE  SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
THIS  DOCUMENT   OTHER  THAN  THE   CERTIFICATIONS   REQUIRED  TO  AVOID  BACKUP
WITHHOLDING.

--------------------------------------------------------------------------------
                       EACH ACCOUNT OWNER MUST SIGN HERE

     ___________________________________________________________   _____________
     Signature of Owner, Trustee or Custodian                      Date

     ___________________________________________________________   _____________
     Signature of Joint Owner or Co-Trustee (if any)               Date
--------------------------------------------------------------------------------

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

--------------------------------------------------------------------------------
STEP 8: INVESTMENT BROKER/DEALER
--------------------------------------------------------------------------------

IMPORTANT: To be completed by broker/dealer representative. Registered Reps must complete Step 4 for duplicate statement and confirmations to be sent to your office. (Broker/Dealer must have approved agreement with the Fund distributor).

     ___________________________________________________________________________
     Broker/Dealer Firm Name                                Dealer #

     ___________________________________________________________________________
     Representative's Name         Rep #     Branch #     Rep Telephone Number

     ___________________________________________________________________________
     Rep Office Street Address               Rep Office City/State/Zip

     ___________________________________________________________________________
     Authorized Signature

PLEASE RETURN APPLICATION AND CHECK MADE PAYABLE TO:

                           WELLS S&P REIT INDEX FUND
                                 P.O. BOX 46707
                          CINCINNATI, OHIO 45246-0707

THANK YOU FOR YOUR INVESTMENT.YOU WILL RECEIVE A CONFIRMATION SHOWING YOUR FUND ACCOUNT NUMBER, DOLLAR AMOUNT, SHARES PURCHASED AND PRICE PAID PER SHARE. FOR ASSISTANCE CALL 1-800-282-1581.

WELLS S&P REIT INDEX
VARIABLE ANNUITY FUND


           PROSPECTUS
           MAY 1, 2002



                                     [WELLS LOGO]



THESE  SECURITIES  HAVE  NOT  BEEN  APPROVED  BY  THE  SECURITIES  AND  EXCHANGE
COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                      PROSPECTUS
                                                                     May 1, 2002



                        WELLS FAMILY OF REAL ESTATE FUNDS
                       6200 THE CORNERS PARKWAY, SUITE 250
                             ATLANTA, GEORGIA 30092

                   WELLS S&P REIT INDEX VARIABLE ANNUITY FUND
               ---------------------------------------------------

     The Wells S&P REIT Index Variable Annuity Fund (the "Fund"), a series of the Wells Family of Real Estate Funds, seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite Price Index by investing in the stocks included in the Index.

     The Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts ("Separate Accounts") of participating life insurance companies ("Participating Insurance Companies"). Shares of the Fund are offered only to Participating Insurance Companies and their Separate Accounts to fund the benefits of variable annuity contracts and variable life insurance policies and not to the general public.


     Wells Asset Management, Inc. (the "Adviser") serves as the investment manager to the Fund. Rydex Global Advisors manages the Fund's investments under the supervision of the Adviser.


     This Prospectus includes important information about the Wells S&P REIT Index Variable Annuity Fund that you should know before investing. You should read this Prospectus and keep it for future reference. You should also read the Separate Account prospectus for the variable annuity contract or variable life insurance policy that you want to purchase. That prospectus contains information about the contract or policy, your investment options, the Separate Accounts and expenses related to purchasing a variable annuity contract or variable life insurance policy.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS

RISK/RETURN SUMMARY............................................................2

INVESTMENT STRATEGIES AND RISK CONSIDERATIONS..................................3

OPERATION OF THE FUND..........................................................6
HOW TO PURCHASE AND REDEEM SHARES..............................................7
TAXES..........................................................................7
DISTRIBUTION PLAN..............................................................7
CALCULATION OF SHARE PRICE.....................................................8

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

     The  Fund  seeks  to  provide  investment  results   corresponding  to  the
performance of the S&P Real Estate Investment Trust Composite Index (the "S&P REIT Index" or the "Index").

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?


     Normally, at least 95% of the Fund's total assets are invested in the stocks included in the S&P REIT Index. The Fund will invest in stocks represented in the Index, in proportions substantially similar to the Index. The Fund is normally invested in all of the stocks which comprise the Index, except when changes are made to the Index itself.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

     The Fund's investment return and net asset value will fluctuate and when you sell shares you may receive more or less than the amount you paid for them. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is subject to, among other risks:

     MARKET RISK - Stock prices, including prices of REIT stocks, may decline over short or extended periods. In a declining stock market, stock prices for all REIT's may decline, regardless of any one company's prospects. As a result, the share price of the Fund may also decline in a declining stock market.

     REAL ESTATE INDUSTRY RISK - When REIT profits, revenues, or the value of real estate property owned by REITs decline or fail to meet market expectations, REIT stock prices may decline as well. Therefore, the Fund's performance may fluctuate accordingly.

     INTEREST RATE RISK - Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Since the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the share price of the Fund will generally decline when investors anticipate or experience rising interest rates.

     INVESTMENT COMPETITION RISK - REITs compete with other investment opportunities (for example, general business stocks, bonds, money market instruments, etc.) for investors' dollars. If investors invest in these opportunities instead of REITs, then the Fund's share price may decline in value.

     INDUSTRY CONCENTRATION RISK - The Fund concentrates its investments in a single industry and could experience larger price fluctuations than funds invested in a broader range of industries.

WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?

     The Fund is new and therefore does not have a performance history for a full calendar year.


INVESTMENT STRATEGIES AND RISK CONSIDERATIONS


     The Fund attempts to duplicate the investment results of the S&P REIT Index. The Index is made up of approximately 100 stocks which constitute a representative sample of all publicly traded Real Estate Investment Trusts.

     The Fund is not actively managed by investment advisers who buy and sell securities based on research and analysis. Instead, the Fund is "passively managed," where the investment advisers attempt to match, as closely as possible, the performance of the target index by either holding all the securities in the index or by holding a representative sample. Indexing appeals to many investors because of its simplicity (indexing is a straightforward market-matching strategy); diversification (indexes generally cover a wide variety of companies); and relative performance predictability (an index fund is expected to move in the same direction -- up or down -- as its target index).


     To be included in the Index, a REIT must be traded on a major U.S. stock exchange. As of December 31, 2001, 100 REITs were included in the Index. The Index is rebalanced every calendar quarter as well as each time that a REIT is removed from the Index because of corporate activity such as a merger, acquisition, leveraged buyout, bankruptcy, IRS removal of REIT status, fundamental change in business, or a change in shares outstanding.


WHAT IS A REIT?

     A Real Estate Investment Trust ("REIT") is a pooled investment vehicle which invests primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. An equity REIT, which owns properties, generates income from rental and lease properties. Equity REITs also offer the potential for growth as a result of property appreciation and, in addition, occasional capital gains from the sale of appreciated property. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs are designed to strike a balance between equity investments and mortgage backed investments. They will derive their income from the collection of rents, the realization of capital gains from the sale of properties and from the collection of interest payments on outstanding mortgages held within the trust.

     Investors buy shares in REITs rather than investing directly in properties because direct ownership of real estate can be costly and difficult to quickly convert into cash. REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than does direct ownership of a handful of properties.

     The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the purchasers of the Fund or any member of the public regarding the advisability of investing in securities generally, or in the Fund particularly or the ability of the Index to track the market performance of real estate investment trusts. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P REIT Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the purchasers of the Fund into consideration in determining, composing or calculating the REIT Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the shares of the Fund or the timing of the issuance or sale of the shares of the Fund or in the determination or calculation of the equation by which the shares of the Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P REIT INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, PURCHASERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P REIT INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P REIT INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


     Under normal market conditions, at least 95% of the Fund's total assets will be invested in the stocks included in the S&P REIT Index. The proportion of the Fund's assets invested in each stock held in the Fund's portfolio is substantially similar to the proportion of the Index represented by the stock. For example, if a stock represents 2% of the value of the Index, the Fund invests approximately 2% of its assets in the stock. The Fund will normally be invested in all of the stocks which comprise the S&P REIT Index, except when changes are made to the Index itself. The Index is currently made up of approximately 96% equity REITs, 1% mortgage REITs and 3% hybrid REITs; however, these percentages are subject to change at any time at the discretion of S&P. The Sub-Adviser monitors daily the composition of the Index and makes adjustments to the Fund's portfolio as necessary in order to correlate with the Index.


     The Fund will attempt to achieve a correlation between its performance and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions. If the Fund consistently fails to achieve its targeted correlation, the Fund will reassess its investment strategies, cash management policies and expense ratio in an attempt to achieve a correlation of 0.95 or higher.

     Money market instruments will typically represent a portion of the Fund's portfolio as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

INVESTMENT RISKS

     There is no assurance that the Fund's investment objective will be met. Generally, if the securities owned by the Fund increase in value, the value of the shares of the Fund will increase. Similarly, if the securities owned by the Fund decrease in value, the value of the shares of the Fund will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.

     The Fund, though not invested directly in real estate, still is subject to the risks associated with investing in real estate, which include:

     o    possible declines in the value of real estate
     o    risks related to general and local economic conditions
     o    possible lack of availability of mortgage funds
     o    overbuilding
     o    changes in interest rates
     o    environmental problems

     Investing in REITs involves certain risks in addition to those risks associated with investing in the real estate industry in general, which include:

     o    dependency upon management skills
     o    limited diversification
     o    the risks of financing projects
     o    heavy cash flow dependency o default by borrowers
     o    self-liquidation
     o possibility of failing to maintain exemptions from the Investment Company Act of 1940
     o in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility

OPERATION OF THE FUND

     The Fund is a diversified series of the Wells Family of Real Estate Funds (the "Trust"), an open-end management investment company organized as an Ohio business trust. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

     The Trust retains Wells Asset Management, Inc. (the "Adviser"), 6200 The Corners Parkway, Suite 250, Atlanta, Georgia, to provide general investment supervisory services to the Fund and to manage the Fund's business affairs. The controlling shareholder of the Adviser is Leo F. Wells III. Mr. Wells, through various organizations under his control, has extensive experience in the acquisition, disposition, management, leasing and development of investment real estate. The Fund pays the Adviser a fee at the annual rate of .50% of the average value of its daily net assets.


     PADCO Advisors, Inc., d/b/a Rydex Global Advisors (the "Sub-Adviser"), 9601 Blackwell Road, Suite 500, Rockville, Maryland, has been retained by the Adviser to manage the Fund's investments. The Adviser (not the Fund) pays the Sub-Adviser's fee for its services to the Fund. The Sub-Adviser has been managing assets for institutional investors since 1993. The Sub-Adviser has approximately 9 years of experience in managing mutual fund portfolios which correlate to an index.


     The Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by Separate Accounts of Participating Insurance Companies. Shares of the Fund are only offered to Participating Insurance Companies and their Separate Accounts to fund the benefits of variable annuity contracts and variable life insurance policies and not to the general public. Participating Insurance Companies may not be affiliated with each other. In addition, Participating Insurance Companies and their Separate Accounts may be subject to insurance regulations that vary from state to state and may be subject to state insurance and federal tax or other regulations that vary between variable annuity contracts and variable life insurance policies. The Trust does not currently foresee any disadvantages to variable annuity contract or variable life insurance policy owners arising from these circumstances. However, it is theoretically possible that the interests of contract or policy owners participating in the Fund through the Separate Accounts might at some time be in material and irreconcilable conflict. In some cases, one or more Separate Accounts might redeem its investment in the Fund, which could possibly force the Fund to sell securities at disadvantageous prices. The Board of
Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response thereto.

HOW TO PURCHASE AND REDEEM SHARES

     Investors may not purchase or redeem shares of the Fund directly; shares may be redeemed or purchased only through variable annuity contracts and variable life insurance policies offered through the Separate Accounts of Participating Insurance Companies. Please refer to the prospectus of the Participating Insurance Company Separate Account for information on how to invest in or redeem monies from a variable annuity contract or variable life insurance policy.

     The Separate Accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus of the Participating Insurance Company Separate Account) to be effected on that day pursuant to the variable annuity contracts and variable life insurance policies. Shares of the Fund are sold on a continuous basis to the Separate Accounts and orders to purchase or redeem shares of the Fund are effected at the net asset value per share next calculated after the order is receive in proper form by the Separate Account. Payment for redemptions will normally be made within seven days after the request is received. The Fund reserves the right to suspend the right of redemption or to postpone the date of payment under unusual circumstances as determined by the Securities and Exchange Commission.

     The Fund does not assess any sales charges or redemption fees. Sales charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. The Participating Insurance Companies are required to describe these fees in the prospectus of the Separate Account.

TAXES

     The tax consequences of your investment in the Fund depend on the provisions of the variable annuity or variable life insurance plan through which you invest. For more information on taxes, please refer to the accompanying prospectus of the Participating Insurance Company's Separate Account that offers your annuity or life insurance contract.

DISTRIBUTION PLAN

     Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a plan of distribution (the "Plan") under which each the Fund may incur certain expenses related to the distribution of its shares, including payments to Participating Insurance Companies which engage in efforts to promote the sale of shares of the Fund or to reimburse the Participating Insurance Companies for distribution related or shareholder services related expenses they incur in selling shares of the Fund or providing Fund related services to their customers, and any other expenses related to the distribution of the Fund's shares.

     The annual limitation for payment of expenses pursuant to the Plan is .25% of the Fund's average daily net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales loads. In the event the Plan is terminated by the Trust in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

CALCULATION OF SHARE PRICE


     On each day that the Fund is open for business, the share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Fund is open for business on each day the New York Stock Exchange is open for business. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.


     The Fund's portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

WELLS S&P REIT INDEX VARIABLE ANNUITY FUND
6200 The Corners Parkway, Suite 250
Atlanta, Georgia 30092

BOARD OF TRUSTEES
Leo F. Wells III                       William H. Keogler
John L. Bell                           Donald S. Moss
Richard W. Carpenter                   Walter W. Sessoms
Bud Carter                             Neil H. Strickland

INVESTMENT ADVISER
Wells Asset Management, Inc.
6200 The Corners Parkway, Suite 250
Atlanta, Georgia 30092

SUB-ADVISER
Rydex Global Advisors
9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

UNDERWRITER
Wells Investment Securities, Inc.
6200 The Corners Parkway, Suite 250
Atlanta, Georgia 30092

INDEPENDENT AUDITORS
Arthur Andersen LLP
720 East Pete Rose Way, Suite 400
Cincinnati, Ohio 45202

TRANSFER AGENT
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

SHAREHOLDER SERVICE
Nationwide:  (Toll-Free) 800-282-1581

Additional information about the Fund is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.


To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-282-1581.

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.
File No. 811-8355

                        WELLS FAMILY OF REAL ESTATE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION



                                   MAY 1, 2002



                            WELLS S&P REIT INDEX FUND



     This Statement of Additional Information supplements the Prospectus offering shares of the Wells S&P REIT Index Fund (the "Fund"). The Fund is a series of Wells Family of Real Estate Funds, a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Fund, dated May 1, 2002, as it may from time to time be revised.

     Because this Statement of Additional Information is not a prospectus, no investment in shares of the Fund should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Fund. A copy of the Fund's Prospectus may be obtained by writing the Fund at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, or by calling the Fund toll-free at 800-282-1581. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                                TABLE OF CONTENTS



THE TRUST......................................................................3

DEFINITIONS, POLICIES AND RISK CONDERATIONS....................................3

INVESTMENT LIMITATIONS.........................................................5

TRUSTEES AND OFFICERS..........................................................7

THE INVESTMENT ADVISER........................................................11

THE SUB-ADVISER...............................................................13

THE UNDERWRITER...............................................................14

DISTRIBUTION PLAN.............................................................15

SECURITIES TRANSACTIONS.......................................................16

PORTFOLIO TURNOVER............................................................18

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE..........................18

OTHER PURCHASE INFORMATION....................................................19

TAXES.........................................................................20

REDEMPTION IN KIND............................................................21

HISTORICAL PERFORMANCE INFORMATION............................................22

PRINCIPAL SECURITY HOLDERS....................................................24

CUSTODIAN.....................................................................25

AUDITORS......................................................................25

TRANSFER AGENT................................................................25


FINANCIAL STATEMENTS..........................................................26

THE TRUST
---------

     Wells Family of Real Estate Funds (the "Trust"), an open-end, diversified management investment company, was organized as an Ohio business trust on June 6, 1997. The Trust currently offers one series of shares to investors, the Wells S&P REIT Index Fund (the "Fund").

     Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.

     Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

     Each Class of shares represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (1) Class B and Class C shares bear the expenses of higher distribution fees; (2) Class B shares automatically convert to Class A shares after approximately 8 years, resulting in lower annual expenses; (3) certain other Class specific expenses will be borne solely by the Class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (4) each Class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------


     A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

     The majority of these transactions run day-to-day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the investment adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.


     DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities, as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"), and shares of money market investment companies. BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The investment adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund. The Fund may invest in SHARES OF MONEY MARKET INVESTMENT COMPANIES to the extent permitted by the 1940 Act. Investments by the Fund in shares of other investment companies may result in duplication of advisory and administrative fees and other expenses.


     U.S. GOVERNMENT SECURITIES. U.S. Government Securities include direct obligations of the U.S. Treasury, securities guaranteed as to interest and principal by the U.S. Government such as obligations of the Government National Mortgage Association, as well as securities issued or guaranteed as to interest and principal by U.S. Government authorities, agencies and instrumentalities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal Land Bank, the Federal Farm Credit Banks, the Federal Home Loan Banks, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Bank, the Federal Financing Bank, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Fund or to the Fund's shares.


     BORROWING AND PLEDGING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its borrowings are outstanding. The Fund may pledge assets in connection with borrowing but will not pledge more than one-third of its total assets.


INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of the discussion of these fundamental investment limitations only, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

     Under these fundamental limitations, the Fund MAY NOT:

(1) Issue senior securities, pledge its assets or borrow money, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests that might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(4) Make short sales of securities or maintain a short position, except short sales "against the box";

(5) Make loans of money or securities, except that the Fund may (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicity distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities;

(6)  Write,  purchase  or  sell  commodities,   commodities  contracts,  futures
     contracts or related options;

(7) Invest more than 25% of its total assets in the securities of issuers in any particular industry (other than securities of the United States Government, its agencies or instrumentalities), except that the Fund will invest at least 25% of its assets in securities of issuers in the real estate industry;

(8) Invest for the purpose of exercising control or management of another issuer;

(9) Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(10) Invest in  interests  in real  estate or real estate  limited  partnerships
     (although it may invest in real estate investment trusts and purchase securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(11) Invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale and (b) repurchase agreements not terminable within seven days; or

(12) Purchase the securities of any issuer if such purchase at the time thereof would cause less than 75% of the value of the total assets of the Fund to be invested in cash and cash items (including receivables), securities issued by the U.S. Government, its agencies or instrumentalities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

     With respect to the percentages adopted by the Fund as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.


     The Trust does not presently intend to pledge the assets of the Fund as described above in investment limitation 1. The Fund has never made, nor does it presently intend to make, short sales of securities "against the box" as described above in investment limitation 4. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.


TRUSTEES AND OFFICERS
---------------------

     Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following is a list of the Trustees and executive officers of the Trust. Each Trustee is a member of the Board of Directors of Wells Real Estate Investment Trust, Inc., an affiliated real estate investment trust which is controlled by Leo F. Wells III and affiliated entities. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                       Number of
                                                                                                                       Portfolios
                                                                                                                        in Fund
                                       Length of      Position(s) Held       Principal Occupation(s) During             Complex
Name, Address and Age                 Time Served        with Trust                 Past 5 Years and                  Overseen by
                                                                            Directorships of Public Companies           Trustee
-----------------------------------------------------------------------------------------------------------------------------------
*Leo F. Wells (age 58)                Since 1998     President/Trustee     President and Director of Wells Asset          1
6200 The Corners Parkway                                                   Management, Inc. (the Fund's investment
Atlanta, GA 30092                                                          adviser), Wells Investment Securities, Inc.
                                                                           (the Fund's principal underwriter), Wells
                                                                           Capital, Inc. (a real estate company), Wells
                                                                           & Associates, Inc. (a real estate brokerage
                                                                           company), Wells Management Company,
                                                                           Inc. (a property management company),
                                                                           Wells Advisors, Inc. (a non-bank custodian
                                                                           for IRAs), Wells Development Corporation
                                                                           (acquisition and development of
                                                                           commercial real estate) and Wells Real
                                                                           Estate Funds, Inc. (a holding company for
                                                                           the Wells group of companies); President
                                                                           and Director of Wells Real Estate
                                                                           Investment Trust, Inc.

Independent Trustees:

John L. Bell (age 61)                 Since 1998         Trustee           General partner of JB Family LLLP (a           1
800 Mount Vernon Highway                                                   family partnership); past owner and
Atlanta, GA 30328                                                          Chief Executive Officer of Bell-Mann,
                                                                           Inc. (a flooring company); member of
                                                                           the Board of Directors of Electronic
                                                                           Commerce Systems, Inc. (an internet
                                                                           company); Director of Wells Real Estate
                                                                           Investment Trust, Inc.

Richard W. Carpenter (age 65)         Since 1998         Trustee           President of Commonwealth Oil Refining         1
5570 Glenridge Drive                                                       Co., Inc. (an oil refinery) and
Atlanta, GA 30342                                                          Carpenter Properties LP (a real estate
                                                                           company); former President of Realmark
                                                                           Holdings Corp. (a real estate company);
                                                                           Director of Wells Real Estate
                                                                           Investment Trust, Inc.

Bud Carter (age 63)                   Since 1998         Trustee           Chairman of The Executive Committee (an        1
100 Mount Shasta Lane                                                      international management consultant);
Alpharetta, GA 30022                                                       Director of Wells Real Estate
                                                                           Investment Trust, Inc.

William H. Keogler, Jr. (age 56)      Since 2001         Trustee           Former President and Chief Executive           1
469 Country Club Drive                                                     Officer of Keogler, Morgan & Company,
Marietta, GA 30067                                                         Inc. (a brokerage firm) and Keogler
                                                                           Investment Advisory, Inc.; Director of
                                                                           Wells Real Estate Investment Trust, Inc.

Donald S. Moss (age 66)               Since 1998         Trustee           Retired former Senior Vice President of        1
114 Summerour Vale                                                         Avon Products, Inc.; Director of Wells
Duluth, GA 30097                                                           Real Estate Investment Trust, Inc.

Walter W. Sessoms (age 68)            Since 1998         Trustee           Retired former Group President of Bell         1
5995 River Chase Circle                                                    South Telecommunications; Director of
Atlanta, GA 30328                                                          Wells Real Estate Investment Trust, Inc.

Neil H. Strickland (age 66)           Since 2001         Trustee           President of Strickland General Agency,        1
4800 River Green Parkway                                                   Inc. (an insurance agency), S.C.S.C.
Duluth, GA 30096                                                           Inc. (a leasing company) and Town
                                                                           Insurance Agency (a financing company);
                                                                           Director of Wells Real Estate
                                                                           Investment Trust, Inc.

                                      -8-

Executive Officers:

Jill W. Maggiore (age 43)             Since 1998         Vice President    Vice President of Mutual Funds of Wells
6200 The Corners Parkway                                                   Real Estate Funds, Inc.; formerly a
Atlanta, GA 30092                                                          director and national sales manager of
                                                                           Keogler Investment Advisory, Inc.

Robert G. Dorsey (age 45)             Since 2000         Vice President    Managing Director of Ultimus Fund
135 Merchant Street, Suite 230                                             Solutions, LLC (a registered transfer
Cincinnati, Ohio 45246                                                     agent) and Ultimus Fund Distributors,
                                                                           LLC (a registered broker-dealer);
                                                                           formerly President of Countrywide Fund
                                                                           Services, Inc. (a mutual fund services
                                                                           company)

John F. Splain (age 45)               Since 2000         Secretary         Managing Director of Ultimus Fund
135 Merchant Street, Suite 230                                             Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                     Distributors, LLC; formerly First Vice
                                                                           President and Secretary of Countrywide
                                                                           Fund Services, Inc. and affiliated
                                                                           companies

Mark J. Seger (age 40)                Since 2000         Treasurer         Managing Director of Ultimus Fund
135 Merchant Street, Suite 230                                             Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                     Distributors, LLC; formerly First Vice
                                                                           President and Secretary of Countrywide
                                                                           Fund Services, Inc.


* Leo F. Wells III, as an affiliated person of the Adviser and the Underwriter, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

     BOARD COMMITTEES. The Board of Trustees has established an Audit Committee, which oversees the Fund's accounting and financial reporting policies and the independent audit of its financial statements. The members of the Audit Committee are John L. Bell, Richard W. Carpenter, Bud Carter, Donald S. Moss and Walter W. Sessoms. The Audit Committee held two meetings during the fiscal year ended December 31, 2001. The Board of Trustees has no nominating or compensation committee or any committee performing similar functions.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2001.

                               Dollar Range of            Aggregate Dollar
                              Fund Shares Owned     Range of Shares of All Funds
Name of Trustee                  by Trustee              Overseen by Trustee
---------------                  ----------              -------------------

Leo F. Wells III                 $1--$10,000                 $1--$10,000
John L. Bell                     $1--$10,000                 $1--$10,000
Richard W. Carpenter             $1--$10,000                 $1--$10,000
Bud Carter                       $1--$10,000                 $1--$10,000
William H. Keogler, Jr.          $1--$10,000                 $1--$10,000
Donald S. Moss                   $1--$10,000                 $1--$10,000
Walter W. Sessoms             $10,001--$50,000            $10,001--$50,000
Neil H. Strickland               $1--$10,000                 $1--$10,000

     TRUSTEES' OWNERSHIP OF SECURITIES OF ENTITIES CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE ADVISER. The following table shows each Independent Trustee's direct and/or beneficial ownership of securities in entities controlling, controlled by, or under common control with the Adviser. The Wells Real Estate Investment Trust, Inc. (the "Wells REIT") is an affiliated real estate investment trust which is controlled by Leo F. Wells III and affiliated entities. Wells Limited Partnership I ("Wells LP I") through Wells Limited Partnership XIII ("Wells LP XIII") are limited partnerships for which entities controlled by Leo F. Wells III act as General Partner.


Name of                    Name of                                                            Value of      Percent of
Trustee                    Owners               Company           Title of Class            Securities        Class
---------------------------------------------------------------------------------------------------------------------
John L. Bell                 --                    --                   --                      --              --

Richard W. Carpenter         --                    --                   --                      --              --

Bud Carter                Bud Carter            Wells REIT          Common Stock               $37,266
                          SEP-IRA

                          Bud Carter &          Wells REIT          Common Stock               $11,483
                                                                                               -------
                          Kay Copilevitz                                                       $48,749         0.01%

                          Bud Carter &          Wells LP XII        Limited Partnership
                          Kay Copilevitz                            Interests                  $43,011         0.14%


Williams H. Keogler, Jr.     --                    --                   --                      --              --

Donald S. Moss            Donald S.             Wells REIT          Common Stock              $691,680         0.06%
                          Moss IRA

                          Donald S.             Wells LP XII        Limited Partnership       $226,683         1.55%
                          Moss IRA                                  Interests

Walter W. Sessoms         Self                  Wells REIT          Common Stock             $432,584         0.04%

Neil H. Strickland        Neil H.               Wells REIT          Common Stock               $2,702         0.00%
                          Strickland IRA

                          Neil H.               Wells LP III        Limited Partnership      $17, 500         0.10%
                          Strickland IRA                            Interests

                          Neil H.               Wells LP IV         Limited Partnership       $35,000         0.27%
                          Strickland                                Interests

                          Neil H.               Wells LP V          Limited Partnership       $10,000         0.07%
                          Strickland IRA                            Interests


     TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Underwriter will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not an "interested person" of the Trust receives from the Trust a fee of $3,000 for attendance at each meeting of the Board of Trustees, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during 2001 to Trustees who are not "interested persons" of the Trust:

                                                                                         Total Compensation
                          Aggregate          Pension or          Estimated Annual         Paid for Service to
                        Compensation         Retirement           Benefits Upon         the Fund and Wells Real
Trustee                 From the Fund      Benefits Accrued         Retirement        Estate Investment Trust, Inc.
-------------------------------------------------------------------------------------------------------------------
John L. Bell              $ 2,750                None                 None                   $ 13,750
Richard W. Carpenter        2,750                None                 None                     13,250
Bud Carter                  2,750                None                 None                     14,000
William H. Keogler, Jr.     2,750                None                 None                     14,250
Donald S. Moss              2,750                None                 None                     15,000
Walter W. Sessoms           2,750                None                 None                     14,750
Neil H. Strickland          2,750                None                 None                     14,000



THE INVESTMENT ADVISER

     Wells Asset Management, Inc. (the "Adviser"), 6200 The Corners Parkway, Atlanta, Georgia 30092, is the Fund's investment manager. Leo F. Wells III, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Mr. Wells is also the controlling shareholder of the Underwriter and a Trustee of the Trust.


     Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser provides general investment supervisory services to the Fund and manages the Fund's business affairs. The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of .5% of its average daily net assets. During the fiscal year ended December 31, 2001, the Fund accrued advisory fees of $383,706; however, in order to reduce the operating expenses of the Fund, the Adviser voluntarily waived $210,832 of such fees. During the fiscal year ended December 31, 2000, the Fund accrued advisory fees of $167,932; however, in order to reduce the operating expenses of the Fund, the Adviser voluntarily waived $156,461 of such fees. During the fiscal year ended December 31, 1999, the Fund accrued advisory fees of $86,810; however, in order to reduce the operating expenses of the Fund, the Adviser voluntarily waived its entire advisory fee for such year and reimbursed the Fund for $198,373 of its other operating expenses.


     The Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plans"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.


     By its terms, the Advisory Agreement will remain in force until January 12, 2003 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     In approving the most recent annual continuance of the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel.

     The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Fund were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.

     In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. The Trustees also considered the voluntary fee waivers and expense reimbursements made by the Adviser in order to reduce the Fund's operating expenses. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Fund.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Fund to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.


THE SUB-ADVISER
---------------


     PADCO Advisors, Inc., d/b/a Rydex Global Advisors ("Rydex") manages the Fund's investments pursuant to a Sub-Advisory Agreement between Rydex, the Adviser and the Trust. Rydex is a registered investment adviser located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Albert P. Viragh, Jr. is the controlling shareholder and principal executive officer of Rydex. Rydex has been managing assets for institutional investors since 1993. Rydex has approximately 9 years of experience in managing mutual fund portfolios which correlate to an index. Prior to May 1, 2001, Gateway Investment Advisers, L.P. served as the sub-adviser to the Fund.

     The Adviser (not the Fund) pays Rydex a fee computed and accrued daily and paid monthly at an annual rate of .20% of the value of the Fund's average daily net assets up to $100,000,000, .15% of such assets from $100,000,000 to $500,000,000 and .10% of such assets in excess of $500,000,000; provided, however, that the minimum fee is $10,000 per month. For the fiscal years ended December 31, 2001, 2000 and 1999, the Adviser paid sub-advisory fees of $143,639, $50,932 and $36,000, respectively.


     By its terms, the Sub-Advisory Agreement will remain in force until May 1, 2003 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser or Rydex. The Sub-Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.


     In approving the Sub-Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by Rydex, the resources dedicated by Rydex to performing services for the Fund, the business reputation of Rydex, the experience of Rydex in managing mutual fund portfolios which correlate to an index, and the reasonableness of the fees charged by Rydex. In evaluating the sub-advisory fees, the Trustees took into account the complexity of the investment management of the Fund. The Trustees concluded, in light of a weighing and balancing of all factors considered, that the Sub-Advisory Agreement was in the best interest of the Fund.

THE UNDERWRITER
---------------

     Wells Investment Securities, Inc. (the "Underwriter"), 6200 The Corners Parkway, Atlanta, Georgia 30092, is the principal underwriter of the Fund and, as such, is the exclusive agent for distribution of shares of the Fund. The Underwriter is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.


     During the fiscal years ended December 31, 2001, 2000 and 1999, the aggregate commissions collected on sales of the Fund's Class A shares were $317,966, $216,090 and $292,553, respectively, of which the Underwriter paid $296,684, $173,671 and $245,316, respectively, to unaffiliated broker-dealers in the selling network and retained $81,282, $42,419 and $47,237, respectively, from underwriting and broker commissions. During the fiscal years ended December 31, 2001, 2000 and 1999, the Underwriter collected $6,816, $2,621 and $1,017, respectively, in contingent deferred sales charges on redemptions of Class B shares, and collected $1,690, $493 and $53, respectively, in contingent deferred sales charges on redemptions of Class C shares.


     The Fund may compensate dealers, including the Underwriter and its affiliates, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.


     By its terms, the Trust's Underwriting Agreement will remain in force until January 12, 2003 and from year to year thereafter, subject to annual approval by
(a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Underwriting Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Underwriter. The Underwriting Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     Leo F. Wells III and Jill W. Maggiore are affiliated persons of both the Trust and the Underwriter.

DISTRIBUTION PLANS
------------------

     CLASS A SHARES -- As stated in the Prospectus, the Fund has adopted a plan of distribution with respect to the Class A shares of the Fund (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in the distribution and promotion of its Class A shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Underwriter. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of the Fund allocable to its Class A shares. Unreimbursed expenses will not be carried over from year to year. During the fiscal year ended December 31, 2001, Class A shares paid $152,508 in distribution expenses. Of this amount, $142,855 was spent on compensation to broker-dealers and $9,654 was spent on the printing and mailing of prospectuses and reports to prospective shareholders.

     CLASS B SHARES and CLASS C SHARES -- The Fund has also adopted plans of distribution with respect to the Class B shares and Class C shares of the Fund (the "Class B Plan" and the "Class C Plan"). The Class B Plan and the Class C Plan each provide for two categories of payments. First, the Plans provide for the payment to the Underwriter of an account maintenance fee, in an amount equal to an annual rate of .25% of the Fund's average daily net assets allocable to Class B and Class C shares, which may be paid to other brokers based on the average value of the Fund's Class B and Class C shares owned by clients of such brokers. In addition, the Fund may pay up to an additional .75% per annum of its daily net assets allocable to Class B and Class C shares for expenses incurred in the distribution and promotion of the shares, including but not limited to, prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of such shares, costs of advertising and promotion and any other expenses related to the distribution of such shares. Unreimbursed expenditures will not be carried over from year to year. The Fund may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class B and Class C shares owned by their clients, in addition to the .25% account maintenance fee described above. During the fiscal year ended December 31, 2001, Class B shares and Class C shares paid $19,773 and $13,899, respectively, in distribution expenses. Amounts were spent as follows:

                                                Class B           Class C
                                                -------           -------
Compensation to broker-dealers...............   $18,255           $12,436
Printing and mailing of prospectuses
  and reports to prospective shareholders....     1,518             1,463


     GENERAL INFORMATION. The continuance of the Plans must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plans (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the applicable class of the Fund. In the event a

Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plans should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Fund pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of the Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     By reason of his controlling interest in the Adviser, Leo F. Wells III may be deemed to have a financial interest in the operation of the Plans.

SECURITIES TRANSACTIONS
-----------------------


     Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by Rydex and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, Rydex seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Rydex generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal years ended December 31, 2001, 2000 and 1999, the Fund paid brokerage commissions of $44,132, $62,016 and $33,973, respectively.

     Rydex is specifically authorized to select brokers to buy and sell securities for the Fund and who also provide brokerage and research services to the Fund and/or other accounts over which Rydex exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if Rydex determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or Rydex's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion. During the fiscal year ended December 31, 2001, the amount of brokerage transactions and related commissions for the Fund directed to brokers due to research services provided were $13,318,202 and $22,775, respectively.


     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and Rydex, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by Rydex in servicing all of its accounts and not all such services may be used by Rydex in connection with the Fund.


     Rydex may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Fund and its other clients. Rydex will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of Rydex in that security on a given day, with all transaction costs shared on a pro rata basis.


     Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser, Rydex or the Underwriter.

     The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Underwriter and other affiliates of the Trust, the Adviser or Rydex may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. The Fund will not effect any brokerage transactions in its portfolio securities with the Underwriter if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Underwriter nor affiliates of the Trust, the Adviser or Rydex will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with any brokers.


CODE OF ETHICS. The Trust, the Adviser, Rydex and the Underwriter have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permit personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser, Rydex and the Underwriter are on
public  file  with,  and  are  available   from,  the  Securities  and  Exchange
Commission.

PORTFOLIO TURNOVER
------------------

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of income and capital gains which the Fund must distribute to shareholders in order to maintain its status as a regulated investment company and to avoid income or excise taxes. See "Taxes." A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period. The Adviser anticipates that the Fund's portfolio turnover rate normally will not exceed 20%.

     Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon cash flows into and out of the Fund, changes in the S&P REIT Index and market and other conditions, and it will not be a limiting factor when Rydex believes that portfolio changes are appropriate. For the fiscal years ended December 31, 2001, 2000 and 1999, the Fund's portfolio turnover rate was 5%, 9% and 17%, respectively.


CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

     The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of each class of shares of the Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (currently 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected.

     In valuing the assets of the Fund for purposes of computing net asset value, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter market are valued on the basis of the last sale price as reported by NASDAQ. If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

OTHER PURCHASE INFORMATION
--------------------------

     The Prospectus describes generally how to purchase shares of the Fund and explains any applicable sales loads. Additional information with respect to certain types of purchases of Class A shares of the Fund is set forth below.

     RIGHT OF ACCUMULATION. A "purchaser" (as defined below) of Class A shares of the Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing Class A shares with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. The purchaser or his dealer must notify Ultimus Fund Solutions, LLC (the "Transfer Agent") that an investment qualifies for a reduced sales load. The reduced sales load will be granted upon confirmation of the purchaser's holdings by the Fund.

     LETTER OF INTENT. The reduced sales loads set forth in the tables in the Prospectus may also be available to any "purchaser" (as defined below) of Class A shares of the Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest in the Fund within a thirteen month period a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

     The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Fund to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

     A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales load). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

     OTHER INFORMATION. For purposes of determining the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his or her spouse and their children under the age of 21, purchasing shares for his, her or their own account; a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

     The Trust does not impose a sales load or imposes a reduced sales load in connection with purchases of shares of the Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load" or "Purchases at Net Asset Value" sections in the Prospectus because such purchases require minimal sales effort by the Underwriter. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     The Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).


     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of December 31, 2001, the Fund had a capital loss carryforward for federal income tax purposes of $72,939, which expires on December 31, 2009.


     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     The Trust is required to withhold and remit to the U.S. Treasury a portion (currently 30%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.


     The Internal Revenue Code requires a REIT to distribute at least 90% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield (in other words, provide investors with a higher distribution). This portion of the distribution is classified as return of capital. The portion of your distributions that is classified as a return of capital is generally not taxable to you. However, when you receive a return of capital, your cost basis (that is, the adjusted cost of your investment, which is used to determine a capital gain or loss for tax purposes) is decreased by the amount of the return of capital. This, in turn, will affect the capital gain or loss you realize when you sell or exchange any of your Fund shares.

     Two other important tax considerations about return of capital:

     * If you do not reinvest your distributions (that is, you receive your distributions in cash), your original investment in the Fund will be reduced by the amount of return of capital and capital gains included in the distribution.

     * A return of capital is generally not taxable to you; however, any return of capital distribution would be taxable as a capital gain once your cost basis is reduced to zero (which could happen if you do not reinvest your distributions and return of capital in those distributions is significant).

REDEMPTION IN KIND
------------------


     The Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                              P (1 + T)n = ERV
Where:

P   =      a hypothetical initial payment of $1,000
T   =      average annual total return
n   =      number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)


The calculation of average annual total return assumes the reinvestment of all dividends and distributions. It also assumes, with respect to Class A shares, the deduction of the current maximum initial sales load from the initial $1,000 payment and, with respect to Class B and Class C shares, the deduction from the ending redeemable value of the applicable deferred sales load at the times, in the amounts, and under the terms disclosed in the Prospectus. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Fund for the periods ended December 31, 2001 are as follows:

                         1 Year       Since Inception         Inception Date
                         ------       ---------------         --------------
    Class A Shares        8.11%            1.00%              March 2, 1998
    Class B Shares        6.88%            7.28%              May 7, 1999
    Class C Shares       10.78%            8.58%              May 5, 1999

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales loads which, if included, would reduce total return. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the average annual compounded rate of return of the Fund's Class A shares for the three years ended December 31, 2001 was 10.43%. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     From time to time, the Fund may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        Yield = 2[(a-b/cd + 1)6 - 1]

Where:

a =      dividends and interest earned during the period
b =      expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =      the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The yields of the Fund's Class A, Class B and Class C shares for the thirty days ended December 31, 2001 were 5.96%, 5.47% and 5.49%, respectively.


     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P REIT Index, which is made up of approximately 100 stocks which constitute a representative sample of all publicly traded Real Estate Investment Trusts, and the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is no guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

     Investors may use such performance comparisons to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

     From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

PRINCIPAL SECURITY HOLDERS
--------------------------

     As of April 1, 2002, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 5.3% of the outstanding shares of the Fund, including 7.0% of the outstanding Class A shares of the Fund.

     As of April 1, 2002, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.

CUSTODIAN
---------

     U.S. Bank, 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Fund's investments. As custodian, U.S. Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.


AUDITORS
--------

     The firm of Arthur Andersen LLP, 720 East Pete Rose Way, Cincinnati, Ohio 45202, has been selected as independent public accountants for the Trust for the fiscal year ending December 31, 2002. Arthur Andersen LLP performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.


TRANSFER AGENT
--------------

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $20 per account, provided, however, that the minimum fee is $1,500 per month with respect to each Class of shares. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Fund pays Ultimus a base fee of $2,500 per month plus as asset-based fee computed as a percentage of the Fund's average net assets. In addition, the Fund pays all costs of external pricing services.

     Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .1% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of $500 million, provided, however, that the minimum fee is $2,000 per month.

     Prior to September 20, 2000, Integrated Fund Services, Inc. ("Integrated") served as the Fund's transfer agent administrator and fund accounting agent. Integrated is an indirect wholly-owned subsidiary of The Western and Southern Life Insurance Company.

     For the fiscal year ended December 31, 2001, Ultimus received from the Fund transfer agency fees, accounting services fees and administrative services fees of $91,777, $52,438 and $108,524, respectively. For the fiscal year ended December 31, 2000, the Fund paid transfer agency fees, accounting services fees and administrative services fees of $60,874, $45,151 and $47,350, respectively. For the fiscal year ended December 31, 1999, Integrated received from the Fund transfer agency fees, accounting services fees and administrative services fees of $42,614, $40,000 and $26,009, respectively.

FINANCIAL STATEMENTS
--------------------

     The financial statements of the Fund, which have been audited by Arthur Andersen LLP, are incorporated herein by reference to the annual report of the Fund dated December 31, 2001.

WELLS S&P REIT INDEX FUND
6200 The Corners Parkway, Suite 250
Atlanta, Georgia 30092

BOARD OF TRUSTEES
Leo F.Wells III                                            WELLS
John L. Bell                                                S&P
Richard W. Carpenter                                  REIT INDEX FUND
Bud Carter
William H. Keogler, Jr.
Donald S. Moss
Walter W. Sessoms                                      ANNUAL REPORT
Neil H. Strickland                                   DECEMBER 31, 2001

INVESTMENT ADVISER
Wells Asset Management, Inc.                               WELLS
6200 The Corners Parkway, Suite 250                  REAL ESTATE FUNDS
Atlanta, Georgia 30092

SUB-ADVISER                                          [GRAPHIC OMITTED]
Rydex Global Advisors
9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

UNDERWRITER
Wells Investment Securities, Inc.
6200 The Corners Parkway, Suite 250
Atlanta, Georgia 30092

INDEPENDENT AUDITORS
Arthur Andersen LLP
720 East Pete Rose Way, Suite 400
Cincinnati, Ohio 45202

TRANSFER AGENT
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Shareholder Service
Nationwide: (Toll-Free) 800-282-1581

LETTER TO SHAREHOLDERS                                         February 13, 2002
================================================================================

THE SILVER LINING IN A DARK ECONOMY
I am extremely pleased to report that while investors across the country grappled with another year of plunging stock market values, the Wells S&P REIT Index Fund provided you with another year of positive double digit total returns.

For the second year in a row the REIT market outperformed the other major security markets. During 2001, the Standard & Poor's REIT Composite Index gained
14.28 percent (does not include any expenses), the Wells S&P REIT Index Fund (Class A) returned 12.63 percent (including Fund expenses). By comparison the
Standard & Poor's 500 Composite Index lost 11.9 percent during the year (see graph).

AN OUTLOOK WORTH LOOKING FOR
Despite the struggling economy and the emotional and physical devastation of September 11, REITs steadily gained momentum as investors sought the reassurance of long-term stability and predictability. In fact, the number of Fund investors nearly doubled in 2001 alone -- another example of the strength of the REIT market.

This year the market also took note of the value REITs bring to a well balanced portfolio as investors saw the first individual REITs included in S&P's 500
Composite Index. With such increased market awareness and initial signs of a recovering economy, we expect another strong year for REITs and the Wells S&P REIT Index Fund. And today, while continuing to outperform the market even while trading at discounted rates, we believe REITs are an excellent investment opportunity in anticipation of it moving closer to the average trading range expected this year.

FOCUSING ON YOUR FUND
Today your Wells S&P REIT Index Fund provides exceptional diversity with investments in at least 100 of the top REITs covering all REIT sectors and property types. And as the economy takes its first steps toward recovery, we look for real estate fundamentals to continue to strengthen and grow. And with real estate in your portfolio, you can anticipate the potential for higher returns while reducing your overall investment risk.

Still the only mutual fund that tracks the S&P REIT Composite Index, your Fund features low portfolio turnover. And because Wells maintains minimal assets for liquidity, ordinarily at least 95 percent of the Fund's assets remain invested in REITs.

ON THE HOME FRONT
This year I am also very pleased to introduce  William H. Keogler,  Jr. and Neil
H. Strickland as newly elected board members to Wells Real Estate Funds. Their real estate and investment experience will be a valuable asset as they join forces with our distinguished Fund board members: John L. Bell, Richard W. Carpenter, Bud Carter, Donald S. Moss and Walter W. Sessoms.

While this has been a difficult year on so many fronts, I am pleased to provide you with this positive report on the Wells S&P REIT Index Fund. And also to announce that in 2001, we launched a new Wells Money Market Account that is now fully integrated with all Wells Real Estate Funds investments.

On behalf of the entire Wells Management Team, I thank you for your continued confidence in Wells Real Estate Funds and welcome your questions and comments through our web site at www.wellsref.com or by calling 800-282-1581.

Sincerely,

/s/ Leo F. Wells III

Leo F. Wells III
President

PERFORMANCE INFORMATION
================================================================================

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE WELLS S&P REIT INDEX FUND(a) AND THE S&P REIT INDEX

             S&P REIT INDEX                      WELLS S&P REIT INDEX FUND
             --------------                      -------------------------

                 MONTHLY                                     MONTHLY
    DATE         RETURN      BALANCE          DATE           RETURN     BALANCE
    ----         ------      -------          ----           ------     -------
   3/02/98                   10,000          3/02/98                     9,600
   3/31/98         1.96%     10,196          3/31/98           0.30%     9,629
   6/30/98        -4.97%      9,689          6/30/98          -5.68%     9,082
   9/30/98       -11.47%      8,578          9/30/98         -11.30%     8,055
  12/31/98       - 3.99%      8,235         12/31/98          -4.20%     7,717
   3/31/99       - 4.53%      7,862          3/31/99          -4.32%     7,383
   6/30/99         9.48%      8,608          6/30/99           9.45%     8,081
   9/30/99       - 8.76%      7,854          9/30/99          -8.75%     7,374
  12/31/99       - 1.30%      7,752         12/31/99          -1.89%     7,235
   3/31/00         2.26%      7,928          3/31/00           2.12%     7,389
   6/30/00        10.37%      8,749          6/30/00          10.23%     8,145
 9/30/2000         9.52%      9,582        9/30/2000           8.69%     8,852
12/31/2000         4.40%     10,004       12/31/2000           4.25%     9,229
 3/31/2001       - 0.17%      9,987        3/31/2001          -0.43%     9,189
 6/30/2001        11.18%     11,103        6/30/2001          10.64%    10,166
 9/30/2001       - 2.08%     10,873        9/30/2001          -2.18%     9,945
12/31/2001         5.16%     11,433       12/31/2001           4.51%    10,394

                     =============================================
                    |        Wells S&P REIT Index Fund            |
                    |    Average Annual Total Returns (b)         |
                    |    (periods ended Decemer 31, 2001)         |
                    |                                             |
                    |              1 Year    Since Inception(c)   |
                    |              ------    ------------------   |
                    |    Class A     8.11%         1.00%          |
                    |    Class B     6.88%         7.28%          |
                    |    Class C    10.78%         8.58%          |
                    |                                             |
                     =============================================

Past performance is not predictive of future performance.

(a) The line graph above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The change in value of the initial $10,000 investment shown for Class A shares in the line graph reflects the maximum front-end sales load of 4%.

(b) The total returns shown do not reflect the deductin of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The initial public offering of Class A shares commenced on March 2, 1998, the initial public offering of Class B shares commenced on May 7, 1999 and the initial public offering of Class C shares commenced on May 5, 1999.

WELLS S&P REIT INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
================================================================================

ASSETS
Investment securities:
   At acquisition cost .......................................      $87,479,504
                                                                    ===========
   At market value (Note 1) ..................................      $96,814,052
Dividends receivable .........................................          572,385
Receivable for capital shares sold ...........................          519,021
Receivable for securities sold ...............................          177,466
Organization expenses, net (Note 1) ..........................            8,836
Other assets .................................................           37,487
                                                                    -----------
   TOTAL ASSETS ..............................................       98,129,247
                                                                    -----------

LIABILITIES
Dividends payable ............................................          562,321
Payable for capital shares redeemed ..........................          259,261
Payable for securities purchased .............................          691,050
Payable to Adviser (Note 3) ..................................           18,090
Payable to administrator (Note 3) ............................           24,200
Other accrued expenses and liabilities .......................           57,665
                                                                    -----------
   TOTAL LIABILITIES .........................................        1,612,587
                                                                    -----------

NET ASSETS ...................................................      $96,516,660
                                                                    ===========

NET ASSETS CONSIST OF:
Paid-in capital ..............................................      $88,196,560
Accumulated net realized losses from security transactions ...       (1,014,448)
Net unrealized appreciation on investments ...................        9,334,548
                                                                    -----------
Net assets ...................................................      $96,516,660
                                                                    ===========

PRICING OF CLASS A SHARES
Net assets applicable to Class A shares ......................      $74,470,348
                                                                    ===========
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) .................        8,629,260
                                                                    ===========
Net asset value and redemption price per share (Note 1) ......      $      8.63
                                                                    ===========
Maximum offering price per share (Note 1) ....................      $      8.99
                                                                    ===========


PRICING OF CLASS B SHARES
Net assets applicable to Class B shares ......................      $12,707,771
                                                                    ===========
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) .................        1,452,378
                                                                    ===========
Net asset value and offering price per share(A) (Note 1) .....      $      8.75
                                                                    ===========


PRICING OF CLASS C SHARES
Net assets applicable to Class C shares ......................      $ 9,338,541
                                                                    ===========
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) .................        1,070,507
                                                                    ===========
Net asset value and offering price per share(A) (Note 1) .....      $      8.72
                                                                    ===========

(A) Redemption price varies based on length of time held.

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
================================================================================
INVESTMENT INCOME
   Dividends .................................................      $ 4,305,276
                                                                    -----------

EXPENSES
   Investment advisory fees (Note 3) .........................          383,706
   Distribution expenses, Class A (Note 3) ...................          152,508
   Distribution expenses, Class B (Note 3) ...................           19,773
   Distribution expenses, Class C (Note 3) ...................           13,899
   Administrative services fees (Note 3) .....................          108,524
   Transfer agent fees, Class A (Note 3) .....................           55,777
   Transfer agent fees, Class B (Note 3) .....................           18,000
   Transfer agent fees, Class C (Note 3) .....................           18,000
   Registration fees, Common .................................           23,365
   Registration fees, Class A ................................           20,850
   Registration fees, Class B ................................           10,223
   Registration fees, Class C ................................            7,450
   Custodian fees ............................................           56,323
   Accounting services fees (Note 3) .........................           52,438
   Reports to shareholders ...................................           36,688
   Professional fees .........................................           26,345
   Trustees fees .............................................           19,250
   Insurance expense .........................................            8,190
   Amortization of organization expenses (Note 1) ............            7,574
   Other expenses ............................................           50,166
                                                                    -----------
     TOTAL EXPENSES ..........................................        1,089,049
   Fees waived by the Adviser (Note 3) .......................         (210,832)
                                                                    -----------

     NET EXPENSES ............................................          878,217
                                                                    -----------

NET INVESTMENT INCOME ........................................        3,427,059
                                                                    -----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions .............          794,076
   Net change in unrealized appreciation/
    depreciation on investments...............................        5,148,847
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS .............        5,942,923
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ...................      $ 9,369,982
                                                                    ===========

See accompanying notes to financial statements.


WELLS S&P REIT INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS
=============================================================================================

                                                                     YEAR           YEAR
                                                                     ENDED          ENDED
                                                                  DECEMBER 31,   DECEMBER 31,
                                                                     2001           2000
---------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income .................................      $  3,427,059  $   1,787,085
   Net realized gains (losses) from security transactions            794,076       (612,591)
   Net change in unrealized appreciation/depreciation
     on investments ......................................         5,148,847      7,146,423
                                                                ------------   ------------
Net increase in net assets from operations ...............         9,369,982      8,320,917
                                                                ------------   ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income, Class A .........        (2,805,643)    (1,501,115)
   Dividends from net investment income, Class B .........          (368,493)      (168,842)
   Dividends from net investment income, Class C .........          (252,923)      (117,128)
   Return of capital, Class A ............................        (1,096,308)      (441,706)
   Return of capital, Class B ............................          (176,240)       (54,037)
   Return of capital, Class C ............................          (120,967)       (37,486)
                                                                ------------   ------------
Decrease in net assets from distributions to shareholders         (4,820,574)    (2,320,314)
                                                                ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 4)
CLASS A
   Proceeds from shares sold .............................        33,326,864     26,084,893
   Net asset value of shares issued in reinvestment of
     distributions to shareholders .......................         2,538,376      1,487,114
   Payments for shares redeemed ..........................       (11,781,199)    (5,060,316)
                                                                ------------    -----------
Net increase in net assets from Class A share transactions        24,084,041     22,511,691
                                                                ------------    -----------

CLASS B
   Proceeds from shares sold .............................         5,726,062      5,019,514
   Net asset value of shares issued in reinvestment of
     distributions to shareholders .......................           246,716        101,407
   Payments for shares redeemed ..........................          (535,124)      (288,149)
                                                                ------------    -----------
Net increase in net assets from Class B share transactions         5,437,654      4,832,772
                                                                ------------    -----------

CLASS C
   Proceeds from shares sold .............................         5,339,058      2,510,317
   Net asset value of shares issued in reinvestment of
     distributions to shareholders .......................           313,991        131,582
   Payments for shares redeemed ..........................          (805,196)      (251,620)
                                                                ------------    -----------
Net increase in net assets from Class C share transactions         4,847,853      2,390,279
                                                                ------------    -----------

TOTAL INCREASE IN NET ASSETS .............................        38,918,956     35,735,345

NET ASSETS
   Beginning of year .....................................        57,597,704     21,862,359
                                                                ------------    -----------
   End of year ...........................................      $ 96,516,660  $  57,597,704
                                                                ============    ===========

See accompanying notes to financial statements.


WELLS S&P REIT INDEX FUND -- CLASS A
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR              YEAR                YEAR              PERIOD
                                                                ENDED              ENDED               ENDED              ENDED
                                                             DECEMBER 31,       DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                                 2001              2000                1999               1998(A)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ................    $     8.14          $     6.80          $     7.75          $    10.00
                                                           ----------          ----------          ----------          ----------
Income (loss) from investment operations:
   Net investment income ..............................          0.37                0.37                0.38                0.26
   Net realized and unrealized gains
     (losses) on investments ..........................          0.63                1.45               (0.85)              (2.20)
                                                           ----------          ----------          ----------          ----------
Total from investment operations ......................          1.00                1.82               (0.47)              (1.94)
                                                           ----------          ----------          ----------          ----------

Less distributions:
   Dividends from net investment income ...............         (0.37)              (0.37)              (0.38)              (0.26)
   Return of capital ..................................         (0.14)              (0.11)              (0.10)              (0.05)
                                                           ----------          ----------          ----------          ----------
Total distributions ...................................         (0.51)              (0.48)              (0.48)              (0.31)
                                                           ----------          ----------          ----------          ----------

Net asset value at end of period ......................    $     8.63          $     8.14          $     6.80          $     7.75
                                                           ==========          ==========          ==========          ==========

Total return(B) .......................................         12.63%              27.56%              (6.24%)         ( 19.62%)(D)
                                                           ==========          ==========          ==========          ==========

Net assets at end of period (000's) ...................    $   74,470          $   46,759          $   19,281          $   11,986
                                                           ==========          ==========          ==========          ==========

Ratio of net expenses to average
  net assets(C) .......................................          0.99%               0.98%               0.99%              0.99%(E)

Ratio of net investment income to average
  net assets ..........................................          4.61%               5.43%               5.58%              5.33%(E)

Portfolio turnover rate ...............................             5%                  9%                 17%                 9%(E)

(A)  Represents the period from the initial public offering of Class A shares (March 2, 1998) through December 31, 1998.
(B)  Total returns shown exclude the effect of applicable sales loads.
(C)  Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been
     1.26%, 1.44%, 2.11% and 3.30%(E) for the periods ended December 31, 2001, 2000, 1999 and 1998, respectively (Note 3).
(D)  Not annualized.
(E)  Annualized.

See accompanying notes to financial statements.


WELLS S&P REIT INDEX FUND -- CLASS B
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR               YEAR            PERIOD
                                                                              ENDED             ENDED             ENDED
                                                                           DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                               2001              2000             1999(A)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..........................         $       8.24        $    6.88         $    8.16
                                                                          ------------        ---------         ---------
Income (loss) from investment operations:
   Net investment income ........................................                 0.30             0.32              0.17
   Net realized and unrealized gains (losses) on investments ....                 0.66             1.46             (1.20)
                                                                          ------------        ---------         ---------
Total from investment operations ................................                 0.96             1.78             (1.03)
                                                                          ------------        ---------         ---------

Less distributions:
   Dividends from net investment income .........................               ( 0.30)           (0.32)            (0.17)
   Return of capital ............................................               ( 0.15)           (0.10)            (0.08)
                                                                          ------------        ---------         ---------
Total distributions .............................................               ( 0.45)           (0.42)            (0.25)
                                                                          ------------        ---------         ---------

Net asset value at end of period ................................         $       8.75        $    8.24         $    6.88
                                                                          ============        =========         =========

Total return(B) .................................................                11.88%           26.48%         ( 12.73%)(D)
                                                                          ============        =========         =========

Net assets at end of period (000's) .............................         $     12,708        $   6,718         $   1,306
                                                                          ============        =========         =========

Ratio of net expenses to average net assets(C) ..................                 1.74%            1.69%             1.72%(E)

Ratio of net investment income to average net assets ............                 3.86%            4.72%             5.77%(E)

Portfolio turnover rate .........................................                    5%               9%               17%(E)

(A)  Represents the period from the initial public offering of Class B shares (May 7, 1999) through December 31, 1999.
(B)  Total returns shown exclude the effect of applicable sales loads.
(C)  Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.01%, 2.26% and 3.28%(E) for the periods ended December 31, 2001, 2000 and 1999, respectively (Note 3).
(D)  Not annualized.
(E)  Annualized.

See accompanying notes to financial statements.


WELLS S&P REIT INDEX FUND -- CLASS C
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR              YEAR             PERIOD
                                                                               ENDED             ENDED             ENDED
                                                                            DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                               2001               2000             1999(A)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..........................         $       8.22        $    6.86         $    8.09
                                                                          ------------        ---------         ---------
Income (loss) from investment operations:
   Net investment income ........................................                 0.30             0.32              0.20
   Net realized and unrealized gains (losses) on investments ....                 0.65             1.46             (1.17)
                                                                          ------------        ---------         ---------
Total from investment operations ................................                 0.95             1.78             (0.97)
                                                                          ------------        ---------         ---------
Less distributions:
   Dividends from net investment income .........................                (0.30)           (0.32)            (0.20)
   Return of capital ............................................                (0.15)           (0.10)            (0.06)
                                                                          ------------        ---------         ---------
Total distributions .............................................                (0.45)           (0.42)            (0.26)
                                                                          ------------        ---------         ---------

Net asset value at end of period ................................         $       8.72        $    8.22         $    6.86
                                                                          ============        =========         =========

Total return(B) .................................................                11.78%           26.63%         ( 12.06%)(D)
                                                                          ============        =========         =========

Net assets at end of period (000's) .............................         $      9,339        $   4,121         $   1,275
                                                                          ============        =========         =========

Ratio of net expenses to average net assets(C) ..................                 1.74%            1.68%             1.73%(E)

Ratio of net investment income to average net assets ............                 3.86%            4.73%             5.59%(E)

Portfolio turnover rate .........................................                    5%               9%               17%(E)

(A)  Represents the period from the initial public offering of Class C shares (May 5, 1999) through December 31, 1999.
(B)  Total returns shown exclude the effect of applicable sales loads.
(C)  Absent  fee  waivers  and  expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.01%, 2.29% and 2.49%(E) for the periods ended December 31, 2001, 2000 and 1999, respectively (Note 3).
(D)  Not annualized.
(E)  Annualized.

See accompanying notes to financial statements.


WELLS S&P REIT INDEX FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001
================================================================================================
                                                                                      MARKET
COMMON STOCKS-- 98.8%                                               SHARES            VALUE
------------------------------------------------------------------------------------------------
APARTMENT/RESIDENTIAL-- 22.5%
AMLI Residential Properties Trust ........................          12,130        $    305,918
Apartment Investment & Management Company - Class A ......          50,430           2,306,164
Archstone-Smith Trust ....................................         117,676           3,094,879
Associated Estates Realty Corp. ..........................          13,310             122,186
Avalonbay Communities, Inc. ..............................          47,284           2,237,006
BRE Properties, Inc. - Class A ...........................          31,660             980,194
Camden Property Trust ....................................          27,975           1,026,682
Chateau Communities, Inc. ................................          19,800             592,020
Cornerstone Realty Income Trust, Inc. ....................          32,480             368,648
Equity Residential Properties Trust ......................         184,690           5,302,450
Essex Property Trust, Inc. ...............................          12,640             624,542
Gables Residential Trust .................................          16,460             487,216
Home Properties of New York, Inc. ........................          15,180             479,688
Manufactured Home Communities, Inc. ......................          14,720             459,411
Mid-America Apartment Communities, Inc. ..................          11,920             313,496
Post Properties, Inc. ....................................          26,010             923,615
Summit Properties, Inc. ..................................          18,490             462,620
Sun Communities, Inc. ....................................          11,980             446,255
Town & Country Trust .....................................          11,000             229,900
United Dominion Realty Trust, Inc. .......................          68,970             993,168
                                                                                  ------------
                                                                                    21,756,058
                                                                                  ------------
DIVERSIFIED-- 11.3%
Capital Automotive REIT ..................................          17,540             348,871
Colonial Properties Trust ................................          14,360             447,314
Cousins Properties, Inc. .................................          34,120             831,163
Crescent Real Estate Equities Co. ........................          74,510           1,349,376
Entertainment Properties Trust ...........................          10,120             195,822
Glenborough Realty Trust, Inc. ...........................          18,450             357,930
Lexington Corporate Properties Trust .....................          14,470             224,285
Pennsylvania Real Estate Investment Trust ................          10,500             243,600
Plum Creek Timber Co., Inc. ..............................         124,560           3,531,276
Vornado Realty Trust .....................................          66,420           2,763,072
Washington Real Estate Investment Trust ..................          26,030             647,887
                                                                                  ------------
                                                                                    10,940,596
                                                                                  ------------
HEALTH CARE-- 3.7%
Health Care Property Investors, Inc. .....................          37,978           1,375,183
Healthcare Realty Trust, Inc. ............................          27,953             782,684
Health Care REIT, Inc. ...................................          22,130             538,866
National Health Investors, Inc. ..........................          16,820             248,936
Nationwide Health Properties, Inc. .......................          32,160             601,070
                                                                                  ------------
                                                                                     3,546,739
                                                                                  ------------


WELLS S&P REIT INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================================
                                                                                       MARKET
COMMON STOCKS-- 98.8% (Continued)                                   SHARES             VALUE
------------------------------------------------------------------------------------------------
HOTEL -- 4.9%
Equity Inns, Inc. ........................................          25,240        $    167,089
FelCor Lodging Trust, Inc. ...............................          36,300             606,573
Hospitality Properties Trust .............................          41,850           1,234,575
Host Marriott Corp. ......................................         175,400           1,578,600
Innkeepers USA Trust .....................................          23,820             233,436
LaSalle Hotel Properties .................................          12,380             145,341
MeriStar Hospitality Corp. ...............................          30,530             433,526
RFS Hotel Investors, Inc. ................................          17,290             196,760
Winston Hotels, Inc. .....................................          11,590              89,707
                                                                                  ------------
                                                                                     4,685,607
                                                                                  ------------
INDUSTRIAL/OFFICE-- 32.2%
Alexandria Real Estate Equities, Inc. ....................          11,080             455,388
AMB Property Corp. .......................................          58,070           1,509,820
Arden Realty, Inc. .......................................          43,710           1,158,315
Bedford Property Investors, Inc. .........................          12,080             271,800
Boston Properties, Inc. ..................................          62,130           2,360,940
Brandywine Realty Trust ..................................          24,600             518,322
CarrAmerica Realty Corp. .................................          42,380           1,275,638
CenterPoint Properties Corp. .............................          15,210             757,458
Duke Realty Corp. ........................................          89,020           2,165,857
EastGroup Properties, Inc. ...............................          10,850             250,309
Equity Office Properties Trust ...........................         282,505           8,497,750
First Industrial Realty Trust, Inc. ......................          26,860             835,346
Great Lakes REIT, Inc. ...................................          11,340             181,440
Highwoods Properties, Inc. ...............................          36,730             953,144
HRPT Properties, Inc. ....................................          89,350             773,771
Kilroy Realty Corp. ......................................          18,790             493,613
Koger Equity, Inc. .......................................          18,370             299,431
Liberty Property Trust ...................................          49,520           1,478,172
Mack-Cali Realty Corp. ...................................          39,110           1,213,192
Parkway Properties, Inc. .................................           6,500             215,800
Prentiss Properties Trust ................................          25,320             695,034
Prime Group Realty Trust .................................          10,750              99,223
ProLogis Trust ...........................................         118,320           2,545,063
PS Business Parks, Inc. ..................................          15,200             478,800
Reckson Associates Realty Corp. ..........................          40,620             948,883
SL Green Realty Corp. ....................................          19,670             604,066
                                                                                  ------------
                                                                                    31,036,575
                                                                                  ------------


WELLS S&P REIT INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================================
                                                                                       MARKET
COMMON STOCKS-- 98.8% (Continued)                                   SHARES             VALUE
------------------------------------------------------------------------------------------------
MORTGAGE -- 0.4%
Thornburg Mortgage, Inc. .................................          22,010        $    433,597
                                                                                  ------------
RETAIL CENTERS-- 19.0%
CBL & Associates Properties, Inc. ........................          17,510             551,565
Chelsea Property Group, Inc. .............................          12,650             621,115
Commercial Net Lease Realty ..............................          26,800             348,400
Developers Diversified Realty Corp. ......................          37,910             724,081
Federal Realty Investment Trust ..........................          27,440             631,120
General Growth Properties, Inc. ..........................          36,120           1,401,456
Glimcher Realty Trust ....................................          20,530             386,580
IRT Property Co. .........................................          20,910             221,646
JDN Realty Corp. .........................................          22,510             277,548
JP Realty, Inc. ..........................................          11,110             264,307
Kimco Realty Corp. .......................................          67,735           2,214,257
Kramont Realty Trust .....................................          12,910             188,486
Macerich Co. (The) .......................................          23,260             618,716
Mills Corp. ..............................................          19,300             511,064
New Plan Excel Realty Trust ..............................          59,840           1,139,952
Pan Pacific Retail Properties, Inc. ......................          21,920             629,543
Realty Income Corp. ......................................          22,320             656,208
Rouse Co. (The) ..........................................          47,490           1,390,982
Saul Centers, Inc. .......................................           9,960             212,646
Simon Property Group, Inc. ...............................         120,210           3,525,759
Taubman Centers, Inc. ....................................          34,460             511,731
U.S. Restaurant Properties, Inc. .........................          12,650             184,437
Weingarten Realty Investors ..............................          23,170           1,112,160
                                                                                  ------------
                                                                                    18,323,759
                                                                                  ------------
SELF STORAGE-- 4.7%
Public Storage, Inc. .....................................          82,754           2,763,984
Shurgard Storage Centers, Inc. - Class A .................          22,270             712,640
Sovran Self Storage, Inc. ................................           8,380             261,037
Storage USA, Inc. ........................................          18,860             794,006
                                                                                  ------------
                                                                                     4,531,667
                                                                                  ------------
SPECIALTY -- 0.1%
National Golf Properties, Inc. ...........................           8,900              78,943
                                                                                  ------------

TOTAL COMMON STOCKS-- 98.8% (Cost $85,998,993) ...........                        $ 95,333,541
                                                                                  ------------


WELLS S&P REIT INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================================
                                                                                     MARKET
CASH EQUIVALENTS-- 1.5%                                                SHARES        VALUE
------------------------------------------------------------------------------------------------
First American Treasury Obligation Fund -- Class S
(Cost $1,480,511) ..........................................         1,480,511   $   1,480,511
                                                                                 -------------

TOTAL INVESTMENT SECURITIES-- 100.3% (Cost $87,479,504) ....                     $  96,814,052

LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.3%) .............                          (297,392)
                                                                                 -------------

NET ASSETS-- 100.0% ........................................                     $  96,516,660
                                                                                 =============

See accompanying notes to financial statements.


WELLS S&P REIT INDEX FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2001
================================================================================
1.  SIGNIFICANT ACCOUNTING POLICIES
The Wells S&P REIT Index Fund (the Fund) is a diversified series of the Wells Family of Real Estate Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Ohio business trust on June 4, 1997. The Fund was capitalized on December 22, 1997, when Wells Capital, Inc., the parent company of the Fund's investment manager, Wells Asset Management, Inc. (the Adviser), purchased the initial 10,000 Class A shares of the Fund at $10 per share. The public offering of Class A shares of the Fund commenced on March 2, 1998. The Fund had no operations prior to the public offering of Class A shares except for the initial issuance of shares. The public offering of Class B shares and Class C shares commenced on May 7, 1999 and May 5, 1999, respectively.

The Fund seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite Index (the Index) by investing in the stocks included in the Index.

The Fund offers three classes of shares: Class A shares (sold subject to a maximum front-end sales load of 4% and a distribution fee of up to 0.25% of the average daily net assets attributable to Class A shares), Class B shares (sold subject to a maximum 5% contingent deferred sales load on amounts redeemed within one year of purchase, incrementally reduced to 0% over a six year period from the date of purchase and an annual distribution fee of up to 1% of the average daily net assets attributable to Class B shares) and Class C shares (sold subject to a 1% contingent deferred sales load if redeemed within one year of purchase and an annual distribution fee of up to 1% of the average daily net assets attributable to Class C shares). Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (1) Class B shares and Class C shares bear the expenses of higher distribution fees; (2) Class B shares automatically convert to Class A shares after approximately eight years, resulting in lower annual expenses; (3) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (4) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of the Fund's significant accounting policies:

SECURITIES VALUATION -- The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on stock exchanges or quoted by NASDAQ are valued at their last sales price on the principal exchange where the security is traded or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at their last sale price or, if not available, at their last bid price as quoted by brokers that make markets in the securities. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

SHARE VALUATION -- The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding, rounded to the nearest cent. The maximum offering price per share of Class A shares of the Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class B shares and Class C shares is equal to the net asset value per share.

The redemption price per share of each class of shares of the Fund is equal to the net asset value per share. However, Class B shares are subject to a maximum contingent deferred sales load of 5% on amounts redeemed within one year of purchase, incrementally reduced to 0% over a six year period from the date of purchase. Class C shares are subject to a contingent deferred sales load of 1% on amounts redeemed within one year of purchase.

INVESTMENT INCOME -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders arising from net investment income are declared and paid quarterly. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

WELLS S&P REIT INDEX FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================
ALLOCATIONS BETWEEN CLASSES -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

SECURITY TRANSACTIONS -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

ORGANIZATION EXPENSES -- Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized and are being amortized on a straight-line basis over five years.

ESTIMATES  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

At December 31, 2001, on a tax basis, the Fund had a net capital loss carryforward expiring December 31, 2009 of $72,939 and, based on an $88,421,013 tax cost of investments, gross unrealized appreciation of $10,876,285 and gross unrealized depreciation of $2,483,246. The difference between the book basis and tax basis of distributable earnings resulted from the tax deferral of losses on wash sales. There were no differences between the book basis and tax basis of distributions paid for the years ended December 31, 2001 and 2000.

The majority of the dividend income recorded by the Fund is from Real Estate Investment Trusts (REITs). For tax purposes, a portion of these dividends consists of capital gains and returns of capital. The Fund reconciles recorded amounts with the returns of capital reported by the REITs shortly after calendar year-end, and an adjustment, if any is required, is then recorded by the Fund.

2.  INVESTMENT TRANSACTIONS
During the year ended December 31, 2001, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $38,222,937 and $3,795,375, respectively.

3.  TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Trust are also officers of the Adviser or of Ultimus Fund Solutions, LLC (Ultimus), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Trust.

ADVISORY AGREEMENT
The Adviser provides general investment supervisory services to the Fund and manages the Fund's business affairs pursuant to the terms of an Advisory Agreement between the Adviser and the Trust. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the average daily net assets of the Fund. In order to reduce the operating expenses of the Fund, the Adviser voluntarily waived $210,832 of its investment advisory fees during the year ended December 31, 2001.

WELLS S&P REIT INDEX FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================
SUB-ADVISORY AGREEMENT
Effective May 1, 2001, PADCO Advisors, Inc., d/b/a Rydex Global Advisors (the Sub-Adviser) has been retained by the Adviser to manage the Fund's investments pursuant to the terms of a Sub-Advisory Agreement between the Sub-Adviser, the Adviser and the Trust. The Adviser (not the Fund) pays the Sub-Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.20% of the Fund's average daily net assets up to $100 million; 0.15% of such net assets from $100 million to $500 million; and 0.10% of such net assets in excess of $500 million, subject to a $10,000 minimum monthly fee.

Prior to May 1, 2001, Gateway Investment Advisers, L.P. (Gateway) was retained by the Adviser to manage the Fund's investments pursuant to the terms of a Sub-Advisory Agreement between Gateway, the Adviser and the Trust. The Adviser (not the Fund) paid Gateway a fee, computed and accrued daily and paid monthly, at an annual rate of 0.15% of the Fund's average daily net assets up to $100 million; 0.10% of such net assets from $100 million to $200 million; and 0.07% of such net assets in excess of $200 million, subject to a $3,000 minimum monthly fee.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus supplies non-investment related administrative and compliance services for the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such net assets from $50 million to $100 million; 0.10% of such net assets from $100 million to $250 million; 0.075% of such net assets from $250 million to $500 million; and 0.05% of such net assets in excess of $500 million, subject to a $2,000 minimum monthly fee.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of $20 per shareholder account, subject to a $1,500 minimum monthly fee for each class of shares. In addition, the Fund pays Ultimus out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of a Fund Accounting Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, the Fund pays Ultimus a base fee of $3,500 per month plus an asset-based fee computed as a percentage of the Fund's average net assets. In addition, the Fund pays certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Fund's portfolio securities.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement, Wells Investment Securities, Inc. (the Underwriter) serves as the exclusive agent for the distribution of shares of the Fund. During the year ended December 31, 2001, the Underwriter earned $81,282 from underwriting and broker commissions on the sale of Class A shares of the Fund. In addition, the Underwriter collected $6,816 and $1,690 in contingent deferred sales loads on redemptions of Class B and Class C shares, respectively. The Underwriter is an affiliate of the Adviser.

PLANS OF DISTRIBUTION
The Trust has adopted three separate plans of distribution under which each class of shares of the Fund may directly incur or reimburse the Underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Class A Plan is 0.25% of the Fund's average daily net assets attributable to Class A shares. The annual limitation for payment of expenses pursuant to the Class B Plan and the Class C Plan is 1.00% of the Fund's average daily net assets attributable to Class B shares and Class C shares, respectively. For the year ended December 31, 2001, the Fund paid Class A, Class B and Class C distribution expenses of $152,508, $19,773 and $13,899, respectively.


WELLS S&P REIT INDEX FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
==============================================================================================================
4.  CAPITAL SHARE TRANSACTIONS
Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the years shown:

--------------------------------------------------------------------------------------------------------------
                                                                                    YEAR              YEAR
                                                                                    ENDED             ENDED
                                                                                   DEC. 31,          DEC. 31,
                                                                                    2001              2000
--------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold...............................................................        3,976,139        3,408,832
Shares issued in reinvestment of distributions to shareholders............          300,127          195,250
Shares redeemed...........................................................      ( 1,394,570)       ( 690,525)
                                                                                 ----------        ---------
Net increase in shares outstanding........................................        2,881,696        2,913,557
Shares outstanding, beginning of year ....................................        5,747,564        2,834,007
                                                                                 ----------        ---------
Shares outstanding, end of year...........................................        8,629,260        5,747,564
                                                                                 ==========       ==========
CLASS B
Shares sold...............................................................          671,838          648,217
Shares issued in reinvestment of distributions to shareholders............           28,721           13,108
Shares redeemed...........................................................         ( 63,356)        ( 35,913)
                                                                                 ----------        ---------
Net increase in shares outstanding........................................          637,203          625,412
Shares outstanding, beginning of year.....................................          815,175          189,763
                                                                                 ----------        ---------
Shares outstanding, end of year...........................................        1,452,378          815,175
                                                                                 ==========       ==========

CLASS C
Shares sold...............................................................          628,114          333,548
Shares issued in reinvestment of distributions to shareholders............           36,682           16,926
Shares redeemed...........................................................         ( 95,752)        ( 34,846)
                                                                                 ----------        ---------
Net increase in shares outstanding........................................          569,044          315,628
Shares outstanding, beginning of year ....................................          501,463          185,835
                                                                                 ----------        ---------
Shares outstanding, end of year...........................................        1,070,507          501,463
                                                                                 ==========       ==========

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================


                                                  [GRAPHIC OMMITTED]  ANDERSEN



To the Shareholders and Board of Trustees of the Wells S&P REIT Index Fund:

We have audited the accompanying statement of assets and liabilities of the Wells S&P REIT Index Fund, including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis of our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells S&P REIT Index Fund as of December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.


                                                   /s/ Arthur Andersen LLP



Cincinnati, Ohio
February 8, 2002

WELLS S&P REIT INDEX FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)
================================================================================
Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

                                                                                     POSITION HELD                  LENGTH OF
    TRUSTEE                     ADDRESS                                        AGE   WITH THE TRUST                TIME SERVED
------------------------------------------------------------------------------------------------------------------------------------
* Leo F.  Wells, III        6200 The Corners Parkway, Atlanta, GA              58    President and Trustee     Since January 1998
  John L. Bell              800 Mount Vernon Highway, Suite 230, Atlanta, GA   61    Trustee                   Since January 1998
  Richard W. Carpenter      5570 Glenridge Drive, Atlanta, GA                  64    Trustee                   Since January 1998
  Bud Carter                100 Mount Shasta Lane, Alpharetta, GA              63    Trustee                   Since May 1998
  William H. Keogler, Jr.   469 Atlanta Country Club Drive, Marietta, GA       56    Trustee                   Since April 2001
  Donald S. Moss            114 Summerour Vale, Duluth, GA                     66    Trustee                   Since May 1998
  Walter W. Sessoms         5995 River Chase Circle NW, Atlanta, GA            68    Trustee                   Since January 1998
  Neil H. Strickland        4800 River Green Parkway, Duluth, GA               66    Trustee                   Since April 2001
  Robert G. Dorsey          135 Merchant Street, Suite 230, Cincinnati, OH     44    Vice President            Since September 2000
* Jill W.  Maggiore         6200 The Corners  Parkway,  Atlanta,  GA           43    Vice President            Since March 1999
  Mark J. Seger             135 Merchant Street, Suite 230, Cincinnati,  OH    40    Treasurer                 Since September 2000
  John F.  Splain           135 Merchant Street, Suite 230, Cincinnati, OH     45    Secretary                 Since September 2000

* Mr. Wells and Ms. Maggiore, as affiliated persons of the Adviser and the Underwriter, are "interested persons" of the Trust within the meaning of
     Section 2(a)(19) of the Investment Company Act of 1940.

Each Trustee oversees one portfolio of the Trust, the Wells S&P REIT Index Fund, and is also a Director of Wells Real Estate Investment Trust, Inc., a real estate investment trust. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

Leo F. Wells, III is President, Treasurer and sole Director of the Adviser and the Underwriter, in addtion to the following affiliated companies: Wells Capital, Inc. (a real estate company); Wells & Associates, Inc. (a real estate brokerage company); Wells Management Company, Inc. (a property management company); Wells Advisers, Inc. (a non-bank custodian for IRAs); Wells Real Estate Funds, Inc. (a holding company for the Wells group of companies); and Wells Development Corporation (a company formed to acquire and develop commercial real estate properties).

John L. Bell is the President of NCB Holdings, Inc. (a real estate company). He is also the past owner and Chief Executive Officer of Bell-Mann, Inc. (a flooring company). He is a member of the Board of Directors of Electronic Commerce Systems, Inc.

Richard W. Carpenter is President and Director of Realmark Holdings Corp. (a real estate company) and Commonwealth Oil Refining Co., Inc. (an oil terminal). In addition, he is the Managing Partner of Carpenter Properties LP (a real estate company) and a member of the Board of Directors of Tara Corp. (a manufacturing company).

Bud  Carter  is  a  Senior  Vice  President  of  The  Executive   Committee  (an
international management consultant). He is also Board Manager of Warebase 9 (an internet media company).

William H. Keogler, Jr. is the former President and Chief Executive Officer of Keogler, Morgan & Company, Inc. (a brokerage firm) and Keogler Investment Advisory, Inc. (a registered investment advisor).

Donald S. Moss is a retired former Senior Vice President of Avon Products, Inc. He is also President and a member of the Board of Directors of The Atlanta Athletic Club.

WELLS S&P REIT INDEX FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================
Walter  W.   Sessoms  is  retired   former   Group   President   of  Bell  South
Telecommunications.

Neil H. Strickland is the Senior Operations Executive of Strickland General Agency, Inc. (an insurance agency). He is also a member of the Board of Directors of First Capital Bank.

Robert G. Dorsey is a Managing Director of Ultimus Funds Solutions, LLC (a registered transfer agent) and Ultimus Fund Distributors, LLC (a registered broker-dealer). Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

Jill W. Maggiore is Vice President of Mutual Funds of Wells Real Estate Funds. Prior to joining Wells Real Estate Funds in March 1998, she was a founding member, director and national sales manager for Keogler, Morgan &~Company, Inc. (a brokerage firm) and Keogler Investment Advisory, Inc. (a registered investment advisor).

Mark J. Seger is a Managing Director of Ultimus Funds Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

John F. Splain is a Managing Director of Ultimus Funds Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

                        WELLS FAMILY OF REAL ESTATE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2002


                   WELLS S&P REIT INDEX VARIABLE ANNUITY FUND



     This Statement of Additional Information supplements the Prospectus offering shares of the Wells S&P REIT Index Variable Annuity Fund (the "Fund"). The Fund is a series of Wells Family of Real Estate Funds, a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Fund, dated May 1, 2002, as it may from time to time be revised.

     Because this Statement of Additional Information is not a prospectus, no investment in shares of the Fund should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Fund. A copy of the Fund's Prospectus may be obtained by writing the Fund at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, or by calling the Fund toll-free at 800-282-1581. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                                TABLE OF CONTENTS



THE TRUST......................................................................3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS..................................4

INVESTMENT LIMITATIONS.........................................................6

TRUSTEES AND OFFICERS..........................................................7

THE INVESTMENT ADVISER........................................................11

THE SUB-ADVISER...............................................................12

THE UNDERWRITER...............................................................13

DISTRIBUTION PLAN.............................................................14

SECURITIES TRANSACTIONS.......................................................15

PORTFOLIO TURNOVER............................................................16

CALCULATION OF SHARE PRICE....................................................16

TAXES.........................................................................17

REDEMPTION IN KIND............................................................18

HISTORICAL PERFORMANCE INFORMATION........................................... 18

CUSTODIAN.....................................................................20

AUDITORS......................................................................21

TRANSFER AGENT................................................................21

THE TRUST
---------

     Wells Family of Real Estate Funds (the "Trust"), an open-end, diversified management investment company, was organized as an Ohio business trust on June 6, 1997. The Trust currently offers two series of shares to investors: the Wells S&P REIT Index Fund and the Wells S&P REIT Index Variable Annuity Fund. This Statement of Additional Information provides information relating to the Wells S&P REIT Index Variable Annuity Fund (the "Fund"). Information relating to the Wells S&P REIT Index Fund is contained in a separate Statement of Additional Information.

     Shares  of  the  Fund  are  sold  to  certain  life   insurance   companies
("Participating Insurance Companies") and their separate accounts ("Separate Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") offered by Participating Insurance Companies. The Separate Accounts invest in Fund shares in accordance with the allocation instructions received from Contract and Policy owners ("Contract Owners" and "Policy Owners"). These allocation rights are described in the prospectus for the Separate Account. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.

     Shares of the Fund have equal voting rights and liquidation rights.
When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.

     The rights accompanying shares of the Fund are legally vested in the Separate Accounts. However, in accordance with current law and interpretations thereof, Participating Insurance Companies will vote shares held in the Separate Accounts in a manner consistent with timely voting instructions received from the Contract Owners and Policy Owners. Each Participating Insurance Company will vote Fund shares held in Separate Accounts for which no timely instructions are received from the Contract Owners and Policy Owners, as well as shares it owns, in the same proportion as those shares for which voting instructions are received. For a further discussion, please refer to the Participating Insurance Company's Separate Account prospectus.

     Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------


     A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.


     REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

     The majority of these transactions run day-to-day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the investment adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.


     DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities, as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"), and shares of money market investment companies. BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The investment adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund. The Fund may invest in SHARES OF MONEY MARKET INVESTMENT COMPANIES to the extent permitted by the 1940 Act. Investments by the Fund in shares of other investment companies may result in duplication of advisory and administrative fees and other expenses.


     U.S. GOVERNMENT SECURITIES. U.S. Government Securities include direct obligations of the U.S. Treasury, securities guaranteed as to interest and principal by the U.S. Government such as obligations of the Government National Mortgage Association, as well as securities issued or guaranteed as to interest and principal by U.S. Government authorities, agencies and instrumentalities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal Land Bank, the Federal Farm Credit Banks, the Federal Home Loan Banks, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Bank, the Federal Financing Bank, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Fund or to the Fund's shares.


     BORROWING AND PLEDGING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its borrowings are outstanding. The Fund may pledge assets in connection with borrowing but will not pledge more than one-third of its total assets.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of the discussion of these fundamental investment limitations only, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

     Under these fundamental limitations, the Fund MAY NOT:

(1) Issue senior securities, pledge its assets or borrow money, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests that might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(4) Make short sales of securities or maintain a short position, except short sales "against the box";

(5) Make loans of money or securities, except that the Fund may (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicity distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities;

(6)  Write,  purchase  or  sell  commodities,   commodities  contracts,  futures
     contracts or related options;

(7) Invest more than 25% of its total assets in the securities of issuers in any particular industry (other than securities of the United States Government, its agencies or instrumentalities), except that the Fund will invest at least 25% of its assets in securities of issuers in the real estate industry;

(8) Invest for the purpose of exercising control or management of another issuer;

(9) Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(10) Invest in  interests  in real  estate or real estate  limited  partnerships
     (although it may invest in real estate investment trusts and purchase securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(11) Invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale and (b) repurchase agreements not terminable within seven days; or

(12) Purchase the securities of any issuer if such purchase at the time thereof would cause less than 75% of the value of the total assets of the Fund to be invested in cash and cash items (including receivables), securities issued by the U.S. Government, its agencies or instrumentalities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

     With respect to the percentages adopted by the Fund as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.


     The Trust does not presently intend to pledge the assets of the Fund as described above in investment limitation 1. The Fund does not presently intend to make short sales of securities "against the box" as described above in investment limitation 4. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.


TRUSTEES AND OFFICERS
---------------------

     Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following is a list of the Trustees and executive officers of the Trust. Each Trustee is a member of the Board of Directors of Wells Real Estate Investment Trust, Inc., an affiliated real estate investment trust which is controlled by Leo F. Wells III and affiliated entities. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                       Number of
                                                                                                                       Portfolios
                                                                                                                        in Fund
                                       Length of      Position(s) Held       Principal Occupation(s) During             Complex
Name, Address and Age                 Time Served        with Trust                 Past 5 Years and                  Overseen by
                                                                            Directorships of Public Companies           Trustee
-----------------------------------------------------------------------------------------------------------------------------------
*Leo F. Wells (age 58)                Since 1998     President/Trustee     President and Director of Wells Asset          2
6200 The Corners Parkway                                                   Management, Inc. (the Fund's investment
Atlanta, GA 30092                                                          adviser), Wells Investment Securities, Inc.
                                                                           (the Fund's principal underwriter), Wells
                                                                           Capital, Inc. (a real estate company), Wells
                                                                           & Associates, Inc. (a real estate brokerage
                                                                           company), Wells Management Company,
                                                                           Inc. (a property management company),
                                                                           Wells Advisors, Inc. (a non-bank custodian
                                                                           for IRAs), Wells Development Corporation
                                                                           (acquisition and development of
                                                                           commercial real estate) and Wells Real
                                                                           Estate Funds, Inc. (a holding company for
                                                                           the Wells group of companies); President
                                                                           and Director of Wells Real Estate
                                                                           Investment Trust, Inc.

Independent Trustees:

John L. Bell (age 61)                 Since 1998         Trustee           General partner of JB Family LLLP (a           2
800 Mount Vernon Highway                                                   family partnership); past owner and
Atlanta, GA 30328                                                          Chief Executive Officer of Bell-Mann,
                                                                           Inc. (a flooring company); member of
                                                                           the Board of Directors of Electronic
                                                                           Commerce Systems, Inc. (an internet
                                                                           company); Director of Wells Real Estate
                                                                           Investment Trust, Inc.

Richard W. Carpenter (age 65)         Since 1998         Trustee           President of Commonwealth Oil Refining         2
5570 Glenridge Drive                                                       Co., Inc. (an oil refinery) and
Atlanta, GA 30342                                                          Carpenter Properties LP (a real estate
                                                                           company); former President of Realmark
                                                                           Holdings Corp. (a real estate company);
                                                                           Director of Wells Real Estate
                                                                           Investment Trust, Inc.

Bud Carter (age 63)                   Since 1998         Trustee           Chairman of The Executive Committee (an        2
100 Mount Shasta Lane                                                      international management consultant);
Alpharetta, GA 30022                                                       Director of Wells Real Estate
                                                                           Investment Trust, Inc.

William H. Keogler, Jr. (age 56)      Since 2001         Trustee           Former President and Chief Executive           2
469 Country Club Drive                                                     Officer of Keogler, Morgan & Company,
Marietta, GA 30067                                                         Inc. (a brokerage firm) and Keogler
                                                                           Investment Advisory, Inc.; Director of
                                                                           Wells Real Estate Investment Trust, Inc.

Donald S. Moss (age 66)               Since 1998         Trustee           Retired former Senior Vice President of        2
114 Summerour Vale                                                         Avon Products, Inc.; Director of Wells
Duluth, GA 30097                                                           Real Estate Investment Trust, Inc.

Walter W. Sessoms (age 68)            Since 1998         Trustee           Retired former Group President of Bell         2
5995 River Chase Circle                                                    South Telecommunications; Director of
Atlanta, GA 30328                                                          Wells Real Estate Investment Trust, Inc.

Neil H. Strickland (age 66)           Since 2001         Trustee           President of Strickland General Agency,        2
4800 River Green Parkway                                                   Inc. (an insurance agency), S.C.S.C.
Duluth, GA 30096                                                           Inc. (a leasing company) and Town
                                                                           Insurance Agency (a financing company);
                                                                           Director of Wells Real Estate
                                                                           Investment Trust, Inc.

                                      -8-

Executive Officers:

Jill W. Maggiore (age 43)             Since 1998         Vice President    Vice President of Mutual Funds of Wells
6200 The Corners Parkway                                                   Real Estate Funds, Inc.; formerly a
Atlanta, GA 30092                                                          director and national sales manager of
                                                                           Keogler Investment Advisory, Inc.

Robert G. Dorsey (age 45)             Since 2000         Vice President    Managing Director of Ultimus Fund
135 Merchant Street, Suite 230                                             Solutions, LLC (a registered transfer
Cincinnati, Ohio 45246                                                     agent) and Ultimus Fund Distributors,
                                                                           LLC (a registered broker-dealer);
                                                                           formerly President of Countrywide Fund
                                                                           Services, Inc. (a mutual fund services
                                                                           company)

John F. Splain (age 45)               Since 2000         Secretary         Managing Director of Ultimus Fund
135 Merchant Street, Suite 230                                             Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                     Distributors, LLC; formerly First Vice
                                                                           President and Secretary of Countrywide
                                                                           Fund Services, Inc. and affiliated
                                                                           companies

Mark J. Seger (age 40)                Since 2000         Treasurer         Managing Director of Ultimus Fund
135 Merchant Street, Suite 230                                             Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                     Distributors, LLC; formerly First Vice
                                                                           President and Secretary of Countrywide
                                                                           Fund Services, Inc.


* Leo F. Wells III, as an affiliated person of the Adviser and the Underwriter, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

     BOARD COMMITTEES. The Board of Trustees has established an Audit Committee, which oversees the Fund's accounting and financial reporting policies and the independent audit of its financial statements. The members of the Audit Committee are John L. Bell, Richard W. Carpenter, Bud Carter, Donald S. Moss and Walter W. Sessoms. The Audit Committee held two meetings during the fiscal year ended December 31, 2001. The Board of Trustees has no nominating or compensation committee or any committee performing similar functions.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2001.

                              Dollar Range of              Aggregate Dollar
                             Fund Shares Owned      Range of Shares of All Funds
Name of Trustee                 by Trustee               Overseen by Trustee
--------------------------------------------------------------------------------
Leo F. Wells III                  None                        $1--$10,000
John L. Bell                      None                        $1--$10,000
Richard W. Carpenter              None                        $1--$10,000
Bud Carter                        None                        $1--$10,000
William H. Keogler, Jr.           None                        $1--$10,000
Donald S. Moss                    None                        $1--$10,000
Walter W. Sessoms                 None                     $10,001--$50,000
Neil H. Strickland                None                        $1--$10,000

     TRUSTEES' OWNERSHIP OF SECURITIES OF ENTITIES CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE ADVISER. The following table shows each Independent Trustee's direct and/or beneficial ownership of securities in entities controlling, controlled by, or under common control with the Adviser. The Wells Real Estate Investment Trust, Inc. (the "Wells REIT") is an affiliated real estate investment trust which is controlled by Leo F. Wells III and affiliated entities. Wells Limited Partnership I ("Wells LP I") through Wells Limited Partnership XIII ("Wells LP XIII") are limited partnerships for which entities controlled by Leo F. Wells III act as General Partner.


Name of                    Name of                                                            Value of      Percent of
Trustee                    Owners               Company           Title of Class            Securities        Class
---------------------------------------------------------------------------------------------------------------------
John L. Bell                 --                    --                   --                      --              --

Richard W. Carpenter         --                    --                   --                      --              --

Bud Carter                Bud Carter            Wells REIT          Common Stock               $37,266
                          SEP-IRA

                          Bud Carter &          Wells REIT          Common Stock               $11,483
                                                                                               -------
                          Kay Copilevitz                                                       $48,749         0.01%

                          Bud Carter &          Wells LP XII        Limited Partnership
                          Kay Copilevitz                            Interests                  $43,011         0.14%


Williams H. Keogler, Jr.     --                    --                   --                      --              --

Donald S. Moss            Donald S.             Wells REIT          Common Stock              $691,680         0.06%
                          Moss IRA

                          Donald S.             Wells LP XII        Limited Partnership       $226,683         1.55%
                          Moss IRA                                  Interests

Walter W. Sessoms         Self                  Wells REIT          Common Stock             $432,584         0.04%

Neil H. Strickland        Neil H.               Wells REIT          Common Stock               $2,702         0.00%
                          Strickland IRA

                          Neil H.               Wells LP III        Limited Partnership      $17, 500         0.10%
                          Strickland IRA                            Interests

                          Neil H.               Wells LP IV         Limited Partnership       $35,000         0.27%
                          Strickland                                Interests

                          Neil H.               Wells LP V          Limited Partnership       $10,000         0.07%
                          Strickland IRA                            Interests


     TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Underwriter will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not an "interested person" of the Trust receives from the Trust a fee of $3,000 for attendance at each meeting of the Board of Trustees, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during 2001 to Trustees who are not "interested persons" of the Trust:

                                                                                         Total Compensation
                          Aggregate          Pension or          Estimated Annual         Paid for Service to
                        Compensation         Retirement           Benefits Upon         the Fund and Wells Real
Trustee                 From the Fund      Benefits Accrued         Retirement        Estate Investment Trust, Inc.
-------------------------------------------------------------------------------------------------------------------
John L. Bell              $ 2,750                None                 None                   $ 13,750
Richard W. Carpenter        2,750                None                 None                     13,250
Bud Carter                  2,750                None                 None                     14,000
William H. Keogler, Jr.     2,750                None                 None                     14,250
Donald S. Moss              2,750                None                 None                     15,000
Walter W. Sessoms           2,750                None                 None                     14,750
Neil H. Strickland          2,750                None                 None                     14,000




THE INVESTMENT ADVISER
----------------------

     Wells Asset Management, Inc. (the "Adviser"), 6200 The Corners Parkway, Atlanta, Georgia, is the Fund's investment manager. Leo F. Wells III, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Mr. Wells is also the controlling shareholder of the Underwriter and a Trustee of the Trust.

     Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser provides general investment supervisory services to the Fund and manages the Fund's business affairs. The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of .5% of its average daily net assets.

     The Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plans"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

     By its terms, the Advisory Agreement will remain in force until January 12, 2003 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     In approving the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel.

     The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management and administrative personnel over the course of the preceding year. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that the Advisory Agreement was in the best interest of the Fund.

THE SUB-ADVISER
---------------


     PADCO Advisors, Inc., d/b/a Rydex Global Advisors ("Rydex") manages the Fund's investments pursuant to a Sub-Advisory Agreement between Rydex, the Adviser and the Trust. Rydex is a registered investment adviser located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Albert P. Viragh, Jr. is the controlling shareholder and principal executive officer of Rydex. Rydex has been managing assets for institutional investors since 1993. Rydex has approximately 9 years of experience in managing mutual fund portfolios which correlate to an index.


     The Adviser (not the Fund) pays Rydex a fee computed and accrued daily and paid monthly at an annual rate of .20% of the value of the Fund's average daily net assets up to $100,000,000, .15% of such assets from $100,000,000 to $500,000,000 and .10% of such assets in excess of $500,000,000.

     By its terms, the Sub-Advisory Agreement will remain in force until May 1, 2003 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser or Rydex. The Sub-Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.


     In approving the Sub-Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by Rydex, the resources dedicated by Rydex to performing services for the Fund, the business reputation of Rydex, the experience of Rydex in managing mutual fund portfolios which correlate to an index, and the reasonableness of the fees charged by Rydex. In evaluating the sub-advisory fees, the Trustees took into account the complexity of the investment management of the Fund. The Trustees concluded, in light of a weighing and balancing of all factors considered, that the Sub-Advisory Agreement was in the best interest of the Fund.


THE UNDERWRITER
---------------

     Wells Investment Securities, Inc. (the "Underwriter"), 6200 The Corners Parkway, Atlanta, Georgia 30092, is the principal underwriter of the Fund and, as such, is the exclusive agent for distribution of shares of the Fund. The Underwriter is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered on a continuous basis only to the Separate Accounts of the Participating Insurance Companies.

     By its terms, the Trust's Underwriting Agreement will remain in force until January 12, 2003 and from year to year thereafter, subject to annual approval by
(a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Underwriting Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Underwriter. The Underwriting Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.


     Leo F. Wells III and Jill W. Maggiore are affiliated persons of both the Trust and the Underwriter

DISTRIBUTION PLAN
-----------------

     As stated in the Prospectus, the Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to incur or reimburse the Underwriter for certain distribution related expenses, including payments to Participating Insurance Companies which engage in efforts to promote the sale of Fund shares and which sell Fund shares, reimbursement of expenses of Participating Insurance Companies for distribution related or shareholder services related expenses they incur in selling Fund shares or providing Fund related services to their customers, or any other expenses related to the distribution of the Fund's shares. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of the Fund. Unreimbursed expenses will not be carried over from year to year.

     The continuance of the Plan must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan (the "Rule 12b-1 Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Rule 12b-1 Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund. In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Rule 12b-1 Trustees.

     In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Rule 12b-1 Trustees during such period.

     By reason of his controlling interest in the Adviser, Leo F. Wells III may be deemed to have a financial interest in the operation of the Plan.

SECURITIES TRANSACTIONS
-----------------------

     Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by Rydex and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, Rydex seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Rydex generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

     Rydex is specifically authorized to select brokers to buy and sell securities for the Fund and who also provide brokerage and research services to the Fund and/or other accounts over which Rydex exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if Rydex determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or Rydex's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.


     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and Rydex, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by Rydex in servicing all of its accounts and not all such services may be used by Rydex in connection with the Fund.

     Rydex may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Fund and its other clients. Rydex will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of Rydex in that security on a given day, with all transaction costs shared on a pro rata basis.


     Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser, Rydex or the Underwriter.

     The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Underwriter and other affiliates of the Trust, the Adviser or Rydex may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. The Fund will not effect any brokerage transactions in its portfolio securities with the Underwriter if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Underwriter nor affiliates of the Trust, the Adviser or Rydex will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with any brokers.


CODE OF ETHICS. The Trust, the Adviser, Rydex and the Underwriter have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 which permit personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser, Rydex and the Underwriter are on public file with, and are available from, the Securities and Exchange Commission.


PORTFOLIO TURNOVER
------------------


     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of income and capital gains which the Fund must distribute to shareholders in order to maintain its status as a regulated investment company and to avoid income or excise taxes. See "Taxes." A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period. The Adviser anticipates that the Fund's portfolio turnover rate normally will not exceed 20%.


     Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon cash flows into and out of the Fund, changes in the S&P REIT Index and market and other conditions, and it will not be a limiting factor when Rydex believes that portfolio changes are appropriate.

CALCULATION OF SHARE PRICE
--------------------------

     The share price (net asset value) of the shares of the Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected.

     In valuing the assets of the Fund for purposes of computing net asset value, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter market are valued on the basis of the last sale price as reported by NASDAQ. If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees of the Trust. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.


TAXES
-----

     The Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     Federal income tax would be imposed on the Fund if it failed to make certain distributions of its income to shareholders. The Fund intends to make distributions in a manner which will avoid the imposition of such tax. In addition, a 4% excise tax would be imposed upon the Fund if, in a particular calendar year, the Fund failed to distribute substantially all of its ordinary income and net capital gains for the twelve-month period. This excise tax will not apply to the Fund if at all times during the calendar year each shareholder in the Fund was a "segregated asset account" (as defined in the Internal Revenue Code.) The Fund has been informed that the Participating Insurance Companies intend to qualify the Separate Accounts as segregated asset accounts.

REDEMPTION IN KIND
------------------


     The Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.


HISTORICAL PERFORMANCE INFORMATION

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                             P (1 + T)n = ERV

Where:

P   =      a hypothetical initial payment of $1,000
T   =      average annual total return
n   =      number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     From time to time, the Fund may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]

Where:

a =      dividends and interest earned during the period
b =      expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =      the maximum  offering  price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     Yields and total returns quoted for the Fund include the effect of deducting the Fund's expenses, but may not include charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. Since shares of the Fund can be purchased only through a variable annuity contract or variable life insurance policy, a prospective purchaser should carefully review the prospectus of the variable annuity contract or variable life insurance policy he or she has chosen for information on relevant charges and expenses. Including these charges in the quotations of the Fund's yield and total return would have the effect of decreasing performance. Performance information for the Fund will always be accompanied by, and be reviewed with, performance information for the insurance product which invests in the Fund.

     The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P REIT Index, which is made up of approximately 100 stocks which constitute a representative sample of all publicly traded Real Estate Investment Trusts, and the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is no guarantee of future results.


o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

     Investors may use such performance comparisons to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

     From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

CUSTODIAN
---------


     U.S. Bank, 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Fund's investments. As custodian, U.S. Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS
--------


     The firm of Arthur Andersen LLP, 720 East Pete Rose Way, Cincinnati, Ohio 45202, has been selected as independent public accountants for the Trust for the fiscal year ending December 31, 2002. Arthur Andersen LLP performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.


TRANSFER AGENT
--------------

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives from the Fund for its services as transfer agent a fee of $1,500 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Fund pays Ultimus a base fee of $2,500 per month plus as asset-based fee computed as a percentage of the Fund's average net assets. In addition, the Fund pays all costs of external pricing services.

     Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .1% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of $500 million, provided, however, that the minimum fee is $2,000 per month.

                        WELLS FAMILY OF REAL ESTATE FUNDS

PART C.   OTHER INFORMATION
          -----------------

Item 23.  Exhibits
          --------

          (a)  Agreement  and  Declaration  of  Trust--Incorporated   herein  by
               reference to Registrant's initial Registration Statement filed on September 16, 1997

          (b) Bylaws--Incorporated herein by reference to Registrant's initial Registration Statement filed on September 16, 1997

          (c) Incorporated herein by reference to Agreement and Declaration of Trust and Bylaws

          (d) (i) Advisory Agreement with Wells Asset Management, Inc. (with respect to the Wells S&P REIT Index Fund)--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 filed on February 12, 1999

               (ii) Sub-Advisory  Agreement  with  PADCO  Advisors,  Inc.  (with respect to the Wells S&P REIT Index Fund)--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 filed on May 1, 2001


               (iii)Form of  Advisory  Agreement  with Wells  Asset  Management,
                    Inc. (with respect to the Wells S&P REIT Index Variable Annuity Fund)--Incorporated herein by reference to
                    Registrant's Post-Effective Amendment No. 5 filed on September 13, 2001

               (iv) Form of  Sub-Advisory  Agreement with PADCO  Advisors,  Inc.
                    (with respect to the Wells S&P REIT Index  Variable  Annuity
                    Fund)--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 5 filed on September 13, 2001


          (e)  Underwriting   Agreement   with  Wells   Investment   Securities,
               Inc.--Incorporated    herein   by   reference   to   Registrant's
               Post-Effective Amendment No. 1 filed on February 12, 1999

          (f)  Inapplicable

          (g) Custody Agreement with the Firstar Bank, N.A.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 filed on February 12, 1999


          (h)  (i)  Administration   Agreement  with   Ultimus  Fund  Solutions,
                    LLC--Incorporated herein by   reference   to    Registrant's
                    Post-Effective Amendment No. 5 filed on September 13, 2001

               (ii) Fund  Accounting  Agreement  with Ultimus  Funds  Solutions,
                    LLC--Incorporated   herein  by  reference  to   Registrant's
                    Post-Effective Amendment No. 5 filed on September 13, 2001

               (iii)Transfer  Agent  and  Shareholder  Services  Agreement  with
                    Ultimus Fund Solutions, LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 5 filed on September 13, 2001


               (i) Opinion and Consent of Counsel relating to Issuance of Shares--Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 filed on December 29, 1997

               (j)  Consent of Independent Auditors--Filed herewith

               (k)  Inapplicable

               (l) Agreement Relating to Initial Capital--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 filed on February 12, 1999

               (m)  (i)  Class A Plan of  Distribution  Pursuant  to Rule  12b-1
                         (with  respect   to   the   Wells   S&P   REIT    Index
                         Fund) -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 filed on February 12, 1999

                    (ii) Class B Plan of  Distribution  Pursuant  to Rule  12b-1
                         (with   respect   to   the   Wells   S&P   REIT   Index
                         Fund)--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 filed on May 1, 2000

                    (iii)Class C Plan of  Distribution  Pursuant  to Rule  12b-1
                         (with   respect   to   the   Wells   S&P   REIT   Index
                         Fund)--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 filed on May 1, 2000


                    (iv) Plan  of  Distribution  Pursuant  to Rule  12b-1  (with respect  to the Wells S&P REIT Index  Variable  Annuity
                         Fund)--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 5 filed on September 13, 2001


          (n)  Inapplicable

          (o)  Rule  18f-3  Plan  (with  respect  to the  Wells  S&P REIT  Index
               Fund)--Incorporated   herein   by   reference   to   Registrant's
               Post-Effective Amendment No. 3 filed on May 1, 2000

          (p) Code of Ethics--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 filed on May 1, 2001

Item 24.  Persons Controlled by or Under Common Control with Registrant.
          -------------------------------------------------------------
          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification
          ---------------
          Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

          "Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          Section 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

          Section 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, its Adviser and its Underwriter. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

          The Advisory Agreement with Wells Asset Management, Inc. (the "Adviser") provides that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreement, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Adviser's willful misfeasance, bad faith or gross negligence.

          The Sub-Advisory Agreement with PADCO Advisors, Inc. (the "Sub-Advisor") provides that the Sub-Advisor shall be held harmless and indemnified by the Advisor and the Registrant from any and all losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action, or suit which results from any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Sub-Advisory Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Registrant, provided, however, that such acts or omissions shall not have resulted from the Sub-Advisor's willful misfeasance, bad faith or gross negligence or reckless disregard of the Sub-Advisor's obligations and duties under the Sub-Advisory Agreement.

          The Underwriting Agreement with Wells Investment Securities, Inc. (the "Underwriter") provides that the Underwriter, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting form willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Underwriter's duties or from the reckless disregard by any of such persons of Underwriter's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item  26. Business and Other Connections of the Investment Adviser
          --------------------------------------------------------

          (a) The Adviser is a Georgia corporation organized in June 1997 to provide investment advisory services to the Registrant. The Adviser has no other business of substantial nature.

               The Sub-Advisor provides investment advisory services to the Rydex Funds and various other institutional clients, in addition to the Registrant.

          (b) The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

          (i)  Leo F.  Wells  III,  President,  Treasurer  and  Director  of the
               Adviser

               -    President and a Trustee of the Registrant
               - President, Treasurer and Director of: Wells Investment Securities, Inc., a registered broker-dealer and the Registrant's principal underwriter; Wells & Associates, Inc.; Wells Management Company, Inc.; Wells Capital, Inc.; Wells Advisors, Inc.; Wells Real Estate Funds, Inc.; and Wells Development Corporation
               - President and a Director of Wells Real Estate Investment Trust, Inc.

          (ii) Douglas P. Williams, Vice President of the Adviser

               - Senior Vice President and Assistant Secretary of Wells Capital, Inc.
               - Vice President of Wells Investment Securities, Inc.; Wells Advisors, Inc.; and Wells Real Estate Funds, Inc.
               - Executive Vice President, Secretary and Treasurer of Wells Real Estate Investment Trust, Inc.

          (iii)Linda L. Carlson, Secretary of the Adviser

               -    Vice President of Wells Capital, Inc.
               -    Secretary of Wells Investment Securities, Inc.

          The business address of each director and officer of the Adviser is 6200 The Corners Parkway, Suite 250, Atlanta, Georgia 30092.

          The directors and officers of the Sub-Advisor and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

          (i) Albert P. Viragh, Jr., Chairman of the Board, President and Treasurer of the Sub-Advisor

               -    Chairman  of  the  Board  and   President   of  Rydex  Funds
                    (registered investment companies)

               - Chairman of the Board, President and Treasurer of PADCO Service Company, Inc. (a registered transfer agent); PADCO Advisors II, Inc. (a registered investment adviser); and Rydex Distributors, Inc. (a registered broker-dealer)

          (ii) Amanda C. Viragh, Director and Secretary of the Sub-Advisor

               -    Secretary of PADCO Advisors II, Inc.
               -    Secretary and Assistant  Treasurer of PADCO Service Company,
                    Inc.

          The business address of each director and officer of the Sub-Advisor is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

Item 27.  Principal Underwriters
          ----------------------

          (a)  Inapplicable

          (b)  Name                    Position with Underwriter          Position with Registrant
               ----                    -------------------------          ------------------------

               Leo F. Wells III        President/Treasurer/Director       President and Trustee
               Douglas P. Williams     Vice President                     Assistant Treasurer
               Linda L. Carson         Secretary                          None

          The address of each  director and officer of the  Underwriter  is 6200 The Corners Parkway,
          Suite 250, Atlanta, Georgia 30092.

          (c)  Inapplicable


Item 28.  Location of Accounts and Records
          --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant its offices located at 6200 The Corners Parkway, Atlanta, Georgia 30092, or at the offices of the Registrant's transfer agent located at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, or at the offices of the Registrant's custodian located at 425 Walnut Street, Cincinnati, Ohio 45202.

Item 29.  Management Services Not Discussed in Parts A or B
          -------------------------------------------------
          Inapplicable

Item 30.  Undertakings
          ------------
          Inapplicable

                                   SIGNATURES
                                  -----------
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta and State of Georgia on the 1st day of May, 2002.

                                         WELLS FAMILY OF REAL ESTATE FUNDS

                                         By: /s/  Leo F. Wells III
                                             ----------------------------
                                             Leo F. Wells III, President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


         Signature                        Title                   Date
         ---------                        -----                   ----

/s/  Leo F. Wells III                     President               May 1, 2002
--------------------------------          and Trustee
Leo F. Wells III

/s/  Mark J. Seger                        Treasurer               May 1, 2002
--------------------------------
Mark J. Seger

                                          Trustee
--------------------------------
John L. Bell*


--------------------------------          Trustee            /s/  John F. Splain
Richard W. Carpenter*                                        -------------------
                                                             John F. Splain
                                                             Attorney-in-fact*
--------------------------------          Trustee            May 1, 2002
Bud Carter*


--------------------------------          Trustee
William H. Keogler, Jr.*


--------------------------------          Trustee
Donald S. Moss*


--------------------------------          Trustee
Walter W. Sessoms*


--------------------------------          Trustee
Neil H. Strickland*